UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

————

SCHEDULE 14C

(Rule 14c-101)

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

☐	Preliminary Information Statement

☒	Definitive Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

REVEN HOUSING REIT, INC.

(Name of Registrant as Specified in Its Charter)

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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REVEN HOUSING REIT, INC.

7911 Herschel Avenue, Suite 201
La Jolla, California 92037
(858) 459-4000

NOTICE OF ACTION BY
WRITTEN CONSENT OF MAJORITY STOCKHOLDERS

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

We are furnishing this notice and the accompanying information statement (the “Information Statement”) to the holders of shares of common stock, par value $0.001 per share (“Common Stock”), of Reven Housing REIT, Inc., a Colorado corporation (the “Company”) pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Regulation 14C and Schedule 14C thereunder, in connection with the approval of the actions described below (the “Actions”) taken by written consent of the holders of a majority of the issued and outstanding shares of Common Stock:

1.	The Company’s conversion from a Colorado corporation to a Maryland corporation, pursuant to conversion statutes under the Colorado Revised Statutes and the Maryland General Corporation Law (the “Maryland Conversion”); and

2.	The amendment of the Company’s charter to effect a reverse stock split of the outstanding shares of Common Stock at a specific ratio within a range from 1-for-12 to 1-for-50 as the Board of Directors shall determine.

The purpose of this Information Statement is to notify our stockholders that on February 27, 2014 the owners of approximately 94.8% of our issued and outstanding shares of Common Stock executed a written consent approving the Actions. In accordance with Rule 14c-2 promulgated under the Exchange Act, the Actions will become effective no sooner than 20 days after we mail this notice and the accompanying Information Statement to our stockholders.

The written consent that we received constitutes the only stockholder approval required for the Actions under Colorado law and, as a result, no further action by any other stockholder is required to approve the Actions and we have not and will not be soliciting your approval of the Actions.

This notice and the accompanying Information Statement are being mailed to our stockholders on or about March 12, 2014. This notice and the accompanying Information Statement shall constitute notice to you of the action by written consent in accordance with Rule 14c-2 promulgated under the Exchange Act.

By Order of the Board of Directors, /s/ Chad M. Carpenter Chairman and Chief Executive Officer

TABLE OF CONTENTS

GENERAL	1

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	2

INTERESTS OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON	3

ACTION ONE – MARYLAND CONVERSION	3

ACTION TWO – AMENDMENT TO THE ARTICLES OF INCORPORATION TO EFFECT THE REVERSE STOCK SPLIT	22

WHERE YOU CAN FIND MORE INFORMATION	25

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS	26

ANNEX A: ARTICLES OF CONVERSION

ANNEX B: MARYLAND CHARTER

ANNEX C: MARYLAND BYLAWS

ANNEX D: ARTICLES OF AMENDMENT

ANNEX E: DISSENTERS’ RIGHTS PURSUANT TO THE COLORADO REVISED STATUTES

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REVEN HOUSING REIT, INC.

7911 Herschel Avenue, Suite 201
La Jolla, California 92037
(858) 459-4000

__________________________________

INFORMATION STATEMENT

Action by Written Consent of Majority Stockholders

__________________________________

WE ARE NOT ASKING YOU FOR A
PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

GENERAL

This Information Statement is being furnished to the holders of shares of common stock, par value $0.001 per share (“Common Stock”), of Reven Housing REIT, Inc. in connection with the action by written consent of the holders of a majority of our issued and outstanding shares of Common Stock taken without a meeting to approve the actions described in this Information Statement. In this Information Statement, all references to “the Company,” “we,” “us” or “our” refer to Reven Housing REIT, Inc. We are mailing this Information Statement to our stockholders of record on or about March 12, 2014.

Pursuant to Rule 14c-2 promulgated by the Securities and Exchange Commission (the “SEC”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the actions described herein will not become effective until at least 20 calendar days following the date on which this Information Statement is first mailed to our stockholders.

The entire cost of furnishing this Information Statement will be borne by the Company. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the Company’s Common Stock held of record by them and will reimburse such persons for their reasonable charges and expenses in connection therewith.

Actions by Majority Stockholders

On February 27, 2014, the Board of Directors (the “Board”) of the Company unanimously adopted resolutions approving the following actions (the “Actions”):

•	Action One: The Company’s conversion from a Colorado corporation to a Maryland corporation, pursuant to conversion statutes under the Colorado Revised Statutes (the “CRS”) and the Maryland General Corporation Law (the “MGCL”) (the “Maryland Conversion”).

•	Action Two: The amendment of the Company’s charter to effect a reverse stock split of the outstanding shares of Common Stock at a specific ratio within a range from 1-for-12 to 1-for-50 as the Board of Directors shall determine (the “Reverse Stock Split”).

As of the close of business on February 27, 2014, we had 87,860,880 shares of Common Stock outstanding and entitled to vote on the Actions. Each share of outstanding Common Stock is entitled to one vote.

On February 27, 2014, pursuant to Section 7-107-104 of the CRS and as provided by the Company’s Restated Articles of Incorporation, we received written consents approving the Actions from stockholders holding an aggregate of 83,307,180 shares of our Common Stock representing 94.8% of our outstanding shares of Common Stock (the “Majority Stockholders”). Thus, your consent is not required and is not being solicited in connection with the approval of the Actions.

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The dissenter’s rights provisions of the CRS are not applicable to the Reverse Stock Split, but those dissenter’s rights provisions are applicable to the Maryland Conversion. Accordingly, our stockholders have no dissenters’ rights in connection with the Reverse Stock Split, but our stockholders have such rights in connection with the Maryland Conversion.

STOCKHOLDERS OF THE COMPANY ARE ENTITLED TO DISSENT FROM THE MARYLAND CONVERSION AND OBTAIN PAYMENT OF THE FAIR VALUE OF THEIR SHARES OF OUR COMMON STOCK, IF AND WHEN THE ACTIONS ARE EFFECTUATED. STOCKHOLDERS DESIRING TO EXERCISE THEIR DISSENTERS’ RIGHTS MUST COMPLY WITH SPECIFIC PROVISIONS OF THE CRS, WHICH ARE SPECIFIED IN ANNEX E TO THE INFORMATION STATEMENT.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding our shares of Common Stock beneficially owned as of February 27, 2014 for (i) each stockholder known to be the beneficial owner of 5% or more of the Company’s outstanding shares of Common Stock, (ii) each named executive officer and director, and (iii) all executive officers and directors as a group. A person is considered to beneficially own any shares: (i) over which such person, directly or indirectly, exercises sole or shared voting or investment power, or (ii) of which such person has the right to acquire beneficial ownership at any time within 60 days. Unless otherwise indicated, the address of each stockholder is c/o Reven Housing REIT, Inc., 7911 Herschel Avenue, Suite 201, La Jolla, California 92037.

For purposes of this table, a person or group of persons is deemed to have “beneficial ownership” of any shares of Common Stock that such person has the right to acquire within 60 days of this Information Statement. For purposes of computing the percentage of outstanding shares of our Common Stock held by each person or group of persons named above, any shares that such person or persons has the right to acquire within 60 days of this Information Statement is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. The inclusion herein of any shares listed as beneficially owned does not constitute an admission of beneficial ownership. The beneficial ownership of each person was calculated based on 87,860,880 shares of our Common Stock outstanding as of February 27, 2014.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage Beneficially Owned
5% Owners:
King Apex Group Holdings II Limited (1)	37,500,000	42.7%
King Apex Group Holdings III Limited (1)	37,500,000	42.7%
Executive Officers and Directors:
Chad M. Carpenter (2)	11,578,060	12.7%
Jon Haahr (3)	-	*
Xiaofan Bai (4)	75,000,000	85.4%
Xiaohang Bai	-	*
Siyu Lan	-	*
Guojuan Cheng	-	*
Thad L. Meyer	10,000	*
All executive officers and directors as a group (7 persons) (2) *Less than one percent.	86,588,060	95.0

(1)	Address is OMC Chambers, Wickhams Cay 1, Road Town, Tortola, British Virgin Islands.
(2)	Includes 3,260,880 shares underlying common stock purchase warrants held by Mr. Carpenter exercisable as of January 1, 2014 and 10,000 shares owned by Mr. Carpenter’s minor child.
(3)	Mr. Haahr’s address is c/o Silver Portal Capital, LLC, 12265 El Camino Real, Suite 230, San Diego, California 92130.
(4)	Includes 37,500,000 shares held of record by King Apex Group Holdings II Limited and 37,500,000 shares held of record by King Apex Group Holdings III Limited. Mr. Bai is the Chief Executive Officer of the two funds and has dispositive and voting control with respect to the shares held thereby.

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INTERESTS OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

No officer or director of the Company has any substantial interest in the Actions, other than his or her role as an officer or director of the Company.

ACTION ONE – MARYLAND CONVERSION

On February 27, 2014, the Board unanimously adopted resolutions authorizing the Company’s conversion from a Colorado corporation to a Maryland corporation, pursuant to conversion statutes under the CRS and the MGCL (the “Maryland Conversion”). For the reasons discussed below, the Board believes that changing the Company’s state of incorporation to Maryland is in the best interests of the Company and its stockholders. The effect of the Maryland Conversion will be to change the law applicable to our corporate affairs from Colorado law to Maryland law. Following the Maryland Conversion:

•	Our corporate name will continue to be Reven Housing REIT, Inc.

•	Our corporate office will continue to be located in La Jolla, California. We will not establish any offices or operations in Maryland as a result of the Maryland Conversion (other than to comply with a requirement under the MGCL that we have a principal office and registered agent in Maryland, which we intend to satisfy through a third-party service company).

•	Our business, directors and management will continue to be the same as immediately before the Maryland Conversion.

•	Our fiscal year, assets, liabilities and dividend policies will be the same as immediately before the Maryland Conversion.

Our Board of Directors believes that, because of Maryland's more comprehensive laws governing REITs and the number of REITs domiciled in that state, Maryland courts have developed a greater expertise than Colorado courts in dealing with REITs and REIT issues and thus have developed a greater body of relevant case law. Further, the MGCL provides specific statutory validation of charter restrictions on ownership and transfer of stock to protect REIT status and for any other purpose. Our Board of Directors believes that the Maryland statutes, Maryland's policies with respect to REITs and the established body of relevant case law are more conducive to the operations of a REIT than the laws and policies of Colorado and they provide the directors and management of a REIT with greater certainty and predictability in managing the affairs of the Company.

As a result of the above and as described below, our Board of Directors believes that being incorporated in Maryland and being governed by Maryland law, like the majority of REITs in our peer group, would be in the best interest of the Company and its stockholders.

On February 27, 2014, pursuant to Section 7-107-104 of the CRS, we received written consents approving the Maryland Conversion from the Majority Stockholders.

Reasons for the Maryland Conversion

Our Board of Directors believes that the Company will benefit in several ways by changing its state of incorporation from Colorado to Maryland:

•	the Company will be governed by the MGCL, which contains provisions conducive to the operations of a REIT;

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•	the fact that over 100 publicly-owned REITs are currently organized under the laws of Maryland (including approximately 65% of REITs that are members of the National Association of Real Estate Investment Trusts, or "NAREIT" and over 80% of publicly-owned REITs) has resulted in the development of a more comprehensive and clearer body of law and practice relating to Maryland REITs than is available to a REIT that is organized as a Colorado corporation;

•	being governed by Maryland law will bring the Company's governance more in line with that of other REITs;

•	Maryland law provides for a statutory standard of conduct for directors and officers and offers broader statutory exculpation for directors and officers from personal liability for money damages than Colorado, which should facilitate our efforts to attract and retain qualified directors and officers; and

•	Maryland law offers additional protections in the event of an unsolicited takeover attempt that we believe should better protect stockholder interests.

The number of REITs that have incorporated or reincorporated in Maryland may be attributable to the fact that for many years Maryland has followed a policy of encouraging REITs to establish their legal domicile in that state. In furtherance of that policy, Maryland has adopted modern and flexible laws that are regularly updated and revised to meet changing business needs. Maryland has laws specific to REITs and a pro-REIT state tax structure, including:

•	provisions that validate charter restrictions on the ownership and transfer of stock, which are necessary to satisfy the U.S. federal income tax requirements for qualification as a REIT; and

•	provisions that permit the issuance of shares to holders for the specific purpose of satisfying the U.S. federal income tax requirements for qualification as a REIT regarding share ownership.

Maryland has a separate statute governing REITs that are organized as a trust, and while this statute does not apply to corporations, like our Company, many believe it helps provide greater certainty with respect to the treatment of a REIT under state law.

Certain Differences Between the Rights of Stockholders under Colorado and Maryland Law

While our Board of Directors believes the Maryland Conversion is in the best interests of the Company and its stockholders, Colorado and Maryland law differ in some respects. The rights of stockholders and the powers of management under Maryland and Colorado law are discussed in more detail below.

The Maryland Conversion

At the effective time of the Maryland Conversion:

•	The state of incorporation of the Company will change from Colorado to Maryland. The Company’s subsidiaries will be unchanged.

•	The Company will cease to exist as a Colorado corporation. As a Maryland corporation, the Company will be governed by Maryland law instead of Colorado law.

•	The Company will be governed by the Maryland charter and Maryland Bylaws attached to this information statement as Annex B and Annex C, respectively.

•	The number of directors comprising the Board of Directors of the Maryland corporation will initially be six (6), each of whom is currently a member of the Board.

•	The current officers listed on page 2 will be the initial officers of the Maryland corporation.

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•	Each share of the Company’s Common Stock will be converted into one share of common stock of the Maryland corporation.

•	Subject to the provisions of the Maryland corporation’s charter regarding the restrictions on ownership and transfer of stock, each outstanding share of common stock of the Maryland corporation will entitle the holder thereof to voting rights, dividend rights and liquidation rights equivalent to the rights of holders of the Company’s common shares prior to the Maryland Conversion.

•	All options, rights or warrants to purchase shares of our Common Stock outstanding immediately prior to the Maryland Conversion will thereafter entitle the holder to purchase a like number of shares of the Maryland corporation’s common stock on the same terms without any action on the part of the holder.

•	You will not need to exchange your current share certificates in connection with the Maryland Conversion. All certificates representing the Company’s Common Stock immediately prior to the Maryland Conversion will be deemed to represent a like number of shares of the Maryland corporation’s common stock without any action on the part of the holder.

Our Common Stock is currently quoted for trading on the OTC Bulletin Board under the symbol "RVEN" and following the Maryland Conversion will continue to trade on the OTC Bulletin Board under the same symbol.

Material U.S. Federal Income Tax Consequences of the Maryland Conversion

We have not requested and will not request a ruling from the Internal Revenue Service (“IRS”), nor have we requested or received a tax opinion from an attorney, as to the various tax consequences of the Maryland Conversion. We are structuring the Maryland Conversion in an effort to obtain the following consequences:

•	the Maryland Conversion will constitute a tax-free reorganization within the meaning of section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the “Code”);

•	no gain or loss for federal income tax purposes will be recognized by our shareholders as a consequence of holding Common Stock;

•	the basis of the Common Stock held by our shareholders after the Maryland Conversion will be the same as their basis for such Common Stock prior to the Maryland Conversion; and

•	the holding period for the Common Stock held by our shareholders after the Maryland Conversion will include the period during which such shareholders held our Common Stock prior to the Maryland Conversion.

This discussion should not be considered as tax or investment advice, and the tax consequences of the Maryland Conversion may not be the same for all shareholders. It should be noted that the foregoing positions are not binding on the IRS, which may challenge the tax-free nature of the Maryland Conversion. A successful challenge by the IRS could result in taxable income to the Company and our shareholders, as well as other adverse tax consequences. ACCORDINGLY, EACH SHAREHOLDER SHOULD CONSULT WITH HIS, HER, OR ITS OWN TAX ADVISOR WITH RESPECT TO ALL OF THE POTENTIAL TAX CONSEQUENCES OF THE MARYLAND CONVERSION.

The above discussion is not intended or written to be used, and cannot be used by any person, for the purpose of avoiding U.S. federal tax penalties. It was written solely in connection with the proposed Maryland Conversion.

Regulatory Approvals

To our knowledge, the only required regulatory or governmental approval or filing necessary in connection with the consummation of the merger will be the filing of the Articles of Conversion and the Maryland charter with the State Department of Assessments and Taxation of Maryland and the filing of the Statement of Conversion with the Secretary of State of the State of Colorado.

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Comparison of Rights of Stockholders and the Corporate Governance Before and After the Maryland Conversion

Your rights as a stockholder are currently governed by the CRS and the Company’s Restated Articles of Incorporation, as amended (the “Articles of Incorporation”), and Bylaws. As a Maryland corporation, the Company will be governed by the MGCL, the Maryland charter attached hereto as Annex B, as further amended or supplemented from time to time, and the Maryland Bylaws attached hereto as Annex C, as further amended from time to time.

The material differences between applicable Colorado and Maryland laws and among these various documents are summarized below. The comparison of rights of the stockholders of the Company before and after the Maryland Conversion below is subject to and qualified in its entirety by reference to the CRS, the MGCL, the Maryland charter and Bylaws, and the Company's Articles of Incorporation and Bylaws, copies of which may be obtained from the Company by writing to Thad Meyer, our Chief Financial Officer and Secretary, at Reven Housing REIT, Inc., 7911 Herschel Avenue, Suite 201, La Jolla, California 92037.

Capitalization

Colorado. Our current Articles of Incorporation authorize a total of 625,000,000 shares of stock consisting of 600,000,000 shares of Common Stock, $0.001 par value per share, and 25,000,000 shares of preferred stock, $0.001 par value per share. As of February 27, 2014, 87,860,880 shares of our common stock were issued and outstanding and no shares of preferred stock were outstanding.

Maryland. The Maryland charter authorizes us to issue a total of 625,000,000 shares of stock, consisting of 600,000,000 shares of common stock, $0.001 par value per share, and 25,000,000 shares of preferred stock, $0.001 par value per share. Immediately following the Maryland Conversion, our Company will have the same number of shares of common and preferred stock outstanding as the Company had outstanding immediately prior to the Maryland Conversion.

Charter Amendments

Colorado. The CRS provides that an amendment to the articles of incorporation may be adopted by a resolution of the board of directors and approved by the stockholders by a majority of the votes of each class entitled to vote, unless a greater vote is required by a corporation's articles of incorporation. The Company's Articles of Incorporation do not require a greater vote.

Maryland. Under the MGCL, a Maryland corporation generally cannot amend its charter unless the action is advised by its board of directors and approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter, unless a lesser percentage (but not less than a majority of all of the votes entitled to be cast on the matter) is specified in the corporation's charter. The Maryland charter provides that amendments to our charter (other than amendments to the provisions of the Maryland charter related to the removal of directors or amendments to the vote required to amend such provisions, which must be approved by at least two-thirds of the votes entitled to be cast on the amendment) generally may be approved by the affirmative vote of stockholders entitled to cast a majority of all of the votes entitled to be cast on the matter.

A Maryland corporation may also provide in its charter that the board of directors, with the approval of a majority of the entire board, and without action by the stockholders, may approve amendments to the charter to increase or decrease the aggregate number of shares of stock that the corporation is authorized to issue or the number of shares of stock of any class or series that the corporation is authorized to issue. The Maryland charter provides the board of directors with such power.

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Classification and Issuance of Stock

Colorado. The Company's Articles of Incorporation authorizes our Board of Directors to issue preferred stock from time to time in series or otherwise, subject to the limitations provided by law, to establish and designate series, if any, of preferred stock, to fix the number of shares constituting such series, the voting powers, designations and other rights of the shares of preferred stock. The authorized but unissued shares of common stock and preferred stock are available for issuance for general corporate purposes, without stockholder approval.

Maryland. The Maryland charter authorizes our Board of Directors to classify and reclassify any unissued shares of our stock into other classes or series of stock, including one or more classes or series of stock that have priority over our common stock with respect to dividends or upon liquidation, or have voting rights and other rights that differ from the rights of the common stock, and authorize us to issue the newly classified shares. Before authorizing the issuance of shares of any new class or series, our Board of Directors must set, subject to the provisions in our charter relating to the restrictions on ownership and transfer of our stock, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series of stock. These actions may be taken without the approval of holders of our common stock unless such approval is required by applicable law, the terms of any other class or series of our stock or the rules of any stock exchange or automated quotation system on which any of our stock is listed or traded.

We believe that the power of the Board of Directors to approve amendments to the Maryland charter to increase or decrease the number of authorized shares of stock, to authorize us to issue additional authorized but unissued shares of common or preferred stock and to classify or reclassify unissued shares of common or preferred stock and thereafter to authorize us to issue the classified or reclassified shares of stock will provide us with increased flexibility in structuring possible future financings and acquisitions and in meeting other needs that might arise. Similar to the power currently held by the Company’s Board of Directors, after the Maryland Conversion, our Board of Directors will have the power to authorize the Company to issue a class or series of stock that could, depending upon the terms of the particular class or series, delay, defer or prevent a change in control or other transaction that might involve a premium price for shares of its common stock or otherwise be in the best interests of the Company.

Amendment to Bylaws

Colorado. In Colorado, the power to amend bylaws generally rests with both the stockholders and the board of directors (with each independently having the power to add, change or delete provisions of the bylaws) unless the CRS or the Articles of Incorporation reserves such power exclusively to the stockholders or unless a particular bylaw prohibits the board of directors from amending it. Further, a bylaw amendment adopted by stockholders that specifies the votes that are necessary to elect directors may not be further amended or repealed by the board of directors unless such amendment also grants that right to the directors.

Our Bylaws provide that our Board of Directors has the power to amend, repeal or adopt Bylaws. Except as otherwise permitted by law, any bylaw adopted by the Board of Directors may be amended or repealed at a stockholders' meeting by vote of the holders of a majority of the shares entitled, at that time, to vote for the election of directors.

Maryland. Under the MGCL, an amendment to the bylaws of a corporation requires the approval of the stockholders, unless the charter or bylaws vest the power to amend the bylaws in the board of directors. The Maryland Bylaws provide that the Board of Directors will have the exclusive power to adopt, alter or repeal any provision of our Bylaws and to make new Bylaws.

Stockholder Action by Written Consent

Colorado. The CRS generally provides that, unless the articles of incorporation of the corporation authorizes common stockholder action by less than unanimous consent, common stockholder action may be taken by consent in lieu of a meeting only if it is given by all common stockholders entitled to vote on the matter. Under our Articles of Incorporation, any action required or permitted to be taken at a meeting of stockholders may be taken without a meeting only if a written consent describing the action taken is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

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Maryland. The MGCL generally provides that, unless the charter of the corporation authorizes common stockholder action by less than unanimous consent, common stockholder action may be taken by consent in lieu of a meeting only if it is given by all common stockholders entitled to vote on the matter. The Maryland charter permits stockholder action by consent in lieu of a meeting to the extent permitted by the Maryland Bylaws. The Maryland Bylaws provide that, if the action is advised, and submitted to the stockholders for approval by the Board of Directors, stockholder action may be taken without a meeting if a consent, in writing or by electronic transmission, setting forth the action so taken, is given by the stockholders entitled to cast not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting of stockholders.

Special Stockholder Meetings

Colorado. Under the CRS, the corporation must hold a special meeting of the stockholders: (i) upon the call of the board of directors or any other person authorized to do so in the bylaws or resolution of the board of directors; or (ii) upon the written demand of the holders of at least ten percent (10%) of all votes entitled to be cast on any issue proposed to be considered at the meeting. Our Bylaws provide that special meetings of our stockholders may be called only by our Board of Directors, by our president, or by the president at the request in writing of holders of at least ten percent (10%) of all votes entitled to be cast on any issue proposed to be considered at the meeting.

Maryland. Under the MGCL, the board of directors, the president and any other person specified in the charter or bylaws may call a special meeting. Pursuant to the Maryland Bylaws, our chairman of the board, our chief executive officer, our president or our Board of Directors may call a special meeting of stockholders. As permitted by the MGCL, the Maryland Bylaws require our corporate secretary to call a special meeting to act on any matter that may properly be considered at a meeting of stockholders upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at the meeting on such matter containing the information required by the Maryland Bylaws. The secretary will inform the requesting stockholders of the reasonably estimated cost of preparing and delivering the notice of meeting (including our proxy materials), and the requesting stockholder must pay such estimated cost before the secretary is required to prepare and deliver the notice of the special meeting.

Restrictions on Ownership and Transfer of Stock

Colorado. Under Colorado law, the articles of incorporation, bylaws, an agreement among shareholders, or an agreement among shareholders and the corporation may impose restrictions on the transfer or registration of transfer of shares of a corporation. The Company’s Articles of Incorporation and Bylaws do not impose any restrictions on the ownership and transfer of stock.

Maryland. The Maryland charter contains restrictions on the ownership and transfer of stock. The relevant sections of the charter provide, subject to the exceptions described below, no person or entity may own, or be deemed to own, by virtue of the applicable constructive ownership provisions of the Code, more than 9.8% by value or number of shares, whichever is more restrictive, of the outstanding shares of the Company’s common stock, or 9.8% by value or number of shares, whichever is more restrictive, of the outstanding shares of all classes and series of the Maryland corporation’s capital stock. These limits are collectively referred to as the “ownership limit.” A person or entity which becomes subject to the ownership limit by virtue of a violative transfer which results in a transfer to a trust, as described below, is referred to as a “prohibited owner” if, had the violative transfer been effective, the person or entity would have been a record owner and beneficial owner or solely a beneficial owner of shares of the Maryland corporation’s stock.

The constructive ownership rules under the Code are complex and may cause shares of stock owned actually or constructively by a group of related individuals and/or entities to be owned constructively by one individual or entity. As a result, the acquisition of less than 9.8% by value or number of shares, whichever is more restrictive, of the outstanding shares of the Maryland corporation’s common stock, or 9.8% by value or number of shares, whichever is more restrictive, of the outstanding shares of all classes and series of the Maryland corporation’s capital stock (or the acquisition of an interest in an entity which owns, actually or constructively, shares of the Maryland corporation’s stock by an individual or entity), could, nevertheless, cause such individual or entity, or another individual or entity, to own constructively shares of stock in excess of the ownership limit.

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The Board may, in its sole discretion, subject to such conditions as it may determine and the receipt of certain representations and undertakings, prospectively or retroactively, waive the ownership limit or establish a different limit on ownership, or excepted holder limit, for a particular stockholder if the stockholder’s ownership in excess of the ownership limit would not result in the Maryland corporation being “closely held” within the meaning of section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year) or otherwise would result in the Maryland corporation failing to qualify as a REIT. As a condition of its waiver, the Board of Directors may, but is not required to, require an opinion of counsel or IRS ruling satisfactory to the Board of Directors with respect to the qualification of the Maryland corporation as a REIT.

In connection with granting a waiver of the ownership limit, creating an excepted holder limit or at any other time, the Board of Directors may from time to time increase or decrease the ownership limit for persons and entities unless, after giving effect to such increase, five or fewer persons could own or constructively own in the aggregate, more than 49.9% in value of the shares then outstanding or the Maryland corporation would otherwise fail to qualify as a REIT. A reduced ownership limit will not apply to any person or entity whose percentage ownership of the Maryland corporation’s common stock or stock of all classes and series, as applicable, is in excess of such decreased ownership limit until such time as such person’s or entity’s percentage ownership of the Maryland corporation’s common stock or stock of all classes and series, as applicable, equals or falls below the decreased ownership limit, but any further acquisition of shares of common stock or stock of any other class or series, as applicable, in excess of such percentage ownership of common stock or stock of all classes and series will be in violation of the ownership limit.

The charter further prohibits:

•	any person from beneficially or constructively owning, applying certain attribution rules of the Code, shares of the Maryland corporation’s stock which would result in it being “closely held” under section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year) or otherwise cause the Maryland corporation to fail to qualify as a REIT; and

•	any person from transferring shares of the Maryland corporation’s stock if such transfer would result in shares of its stock being owned by fewer than 100 persons (determined without reference to any rules of attribution).

Any person who acquires or attempts or intends to acquire beneficial or constructive ownership of shares of the Maryland corporation’s stock which will or may violate the ownership limit or any of the other foregoing restrictions on ownership and transfer of its stock must give at least 15 days prior written notice to the Maryland corporation and provide it with such other information as it may request in order to determine the effect of such transfer on the Maryland corporation’s qualification as a REIT. The foregoing restrictions on ownership and transfer of the Maryland corporation’s stock will not apply if its Board of Directors determines it is no longer in the Maryland corporation’s best interests to attempt to qualify, or to continue to qualify, as a REIT.

If any transfer of shares of the Maryland corporation’s stock would result in shares of its stock being beneficially owned by fewer than 100 persons, such transfer will be null and void and the intended transferee will acquire no rights in such shares. In addition, if any purported transfer of shares of the Maryland corporation’s stock or any other event would otherwise result in any person violating the ownership limit or an excepted holder limit established by the Board of Directors or in the Maryland corporation being “closely held” under section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year) or otherwise failing to qualify as a REIT, then the number of shares (rounded up to the nearest whole share) which would cause the prohibited owner to violate such restrictions will be automatically transferred to, and held by, a trust for the exclusive benefit of one or more charitable organizations selected by the Maryland corporation and the intended transferee will acquire no rights in such shares. The automatic transfer will be effective as of the close of business on the business day prior to the date of the violative transfer or other event which results in a transfer to the trust. Any dividend or other distribution paid to the prohibited owner, prior to the Maryland corporation’s discovery of the automatic transfer of the shares to a trust as described above, must be repaid to the trustee upon demand for distribution to the beneficiary by the trust. If the transfer to the trust as described above is not automatically effective, for any reason, to prevent violation of the applicable ownership limit or the Maryland corporation being “closely held” under section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year) or otherwise failing to qualify as a REIT, then the Maryland charter provides the transfer of the shares will be null and void.

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Shares of stock transferred to the trustee are deemed offered for sale to the Maryland corporation, or its designee, at a price per share equal to the lesser of (1) the price paid by the prohibited owner for the shares (or, in the case of a devise or gift, the market price at the time of such devise or gift) and (2) the market price on the date the Maryland corporation, or its designee, accepts such offer. The Maryland corporation may reduce the amount payable by the amount of any dividend or other distribution the Maryland corporation has paid to the prohibited owner before it discovered the shares had been automatically transferred to the trust and are then owed to the trustee as described above, and the Maryland corporation may pay the amount of any such reduction to the trustee for the benefit of the charitable beneficiary. The Maryland corporation has the right to accept such offer until the trustee has sold the shares of stock held in the trust as discussed below. Upon a sale to the Maryland corporation, the interest of the charitable beneficiary in the shares sold terminates, the trustee must distribute the net proceeds of the sale to the prohibited owner and any dividends or other distributions held by the trustee with respect to such shares of stock will be paid to the charitable beneficiary.

If the Maryland corporation does not buy the shares, the trustee must, within 20 days of receiving notice from the Maryland corporation of the transfer of shares to the trust, sell the shares to a person or entity designated by the trustee who could own the shares without violating the ownership limit or the other restrictions on ownership and transfer of the Maryland corporation’s stock. After the sale of the shares, the interest of the charitable beneficiary in the shares transferred to the trust will terminate and the trustee must distribute to the prohibited owner an amount equal to the lesser of (1) the price paid by the prohibited owner for the shares (or, if the event which resulted in the transfer to the trust did not involve a purchase of such shares at market price, the last reported sales price reported on the NYSE (or other applicable exchange) on the day of the event which resulted in the transfer of such shares of stock to the trust) and (2) the sales proceeds (net of commissions and other expenses of sale) received by the trust for the shares. The trustee may reduce the amount payable to the prohibited owner by the amount of any dividend or other distribution the Maryland corporation paid to the prohibited owner before it discovered the shares had been automatically transferred to the trust and are then owed to the trustee as described above. Any net sales proceeds in excess of the amount payable to the prohibited owner will be immediately paid to the beneficiary of the trust, together with any dividends or other distributions thereon. In addition, if, prior to discovery by the Maryland corporation of the transfer of shares to a trust, such shares of stock are sold by a prohibited owner, then such shares will be deemed to have been sold on behalf of the trust and to the extent the prohibited owner received an amount such shares that exceeds the amount such prohibited owner was entitled to receive, such excess amount will be paid to the trustee upon demand. The prohibited owner has no rights in the shares held by the trustee.

The trustee will be designated by the Maryland corporation and will be unaffiliated with it and with any prohibited owner. Prior to the sale of any shares by the trust, the trustee will receive, in trust for the beneficiary of the trust, all dividends and other distributions paid by the Maryland corporation with respect to the shares held in trust and may also exercise all voting rights with respect to the shares held in trust. These rights will be exercised for the exclusive benefit of the beneficiary of the trust. Any dividend or other distribution paid prior to the Maryland corporation’s discovery of the transfer of the shares to the trust will be paid by the recipient to the trustee upon demand.

Subject to Maryland law, effective as of the date the shares have been transferred to the trust, the trustee will have the authority, at the trustee’s sole discretion:

•	to rescind as void any vote cast by a prohibited owner prior to the Maryland corporation’s discovery of the transfer of the shares to the trust; and

•	to recast the vote in accordance with the desires of the trustee acting for the benefit of the beneficiary of the trust.

However, if the Maryland corporation has already taken irreversible corporate action, then the trustee may not rescind and recast the vote.

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In addition, if the Board of Directors determines that a proposed transfer would violate the restrictions on ownership and transfer of the Maryland corporation’s stock, the Board of Directors will take such action as it deems advisable to refuse to give effect to or to prevent such transfer, including, but not limited to, causing the Maryland corporation to redeem the shares of stock, refusing to give effect to the transfer on the books of the Maryland corporation or instituting proceedings to enjoin the transfer.

Every owner of 5% or more (or such lower percentage as required by the Code or the regulations promulgated thereunder) of the Maryland corporation’s stock, within 30 days after the end of each taxable year, must give the Maryland corporation written notice, stating the stockholder’s name and address, the number of shares of each class and series of the Maryland corporation’s stock the stockholder beneficially owns and a description of the manner in which the shares are held. Each such owner must provide the Maryland corporation with such additional information as it may request in order to determine the effect, if any, of the stockholder’s beneficial ownership on the Maryland corporation’s qualification as a REIT and to ensure compliance with the ownership limit. In addition, each stockholder must provide the Maryland corporation with such information as it may request in order to determine its qualification as a REIT and to comply with the requirements of any taxing authority or governmental authority or to determine such compliance and to ensure compliance with the ownership limit.

Any certificates representing shares of stock will bear a legend referring to the restrictions described above.

These restrictions on ownership and transfer will not apply if the Board of Directors determines it is no longer in the best interests of the Maryland corporation to continue to qualify as a REIT.

These restrictions on ownership and transfer could delay, defer or prevent a transaction or a change in control which might involve a premium price for the common stock or otherwise be in the best interest of the stockholders.

Number and Election of Directors

Colorado. The minimum number of directors of a Colorado corporation is one. The CRS provides that the number of directors shall be fixed by, or in the manner provided in, the bylaws, unless the articles of incorporation fixes the number of directors. In addition, the CRS permits a staggered board of directors if a staggered board is provided for in the articles of incorporation. The CRS provides that directors are to be elected by a plurality of the votes present in person or represented by proxy and entitled to vote on the election at a meeting at which a quorum is present, unless the articles of incorporation provide otherwise.

Our Bylaws provide that the number of directors of the corporation, which shall constitute the entire Board of Directors, shall be fixed from time to time our Board of Directors (subject to the maximum number of seven established in our Articles of Incorporation), provided that in no instance shall there by less than one director. Our Board of Directors is currently comprised of six directors. Our Articles of Incorporation and Bylaws do not provide for a classified board.

Maryland. Under the MGCL, the minimum number of directors of a Maryland corporation is one. The number of directors of a Maryland corporation is as provided by the charter until changed by the bylaws. The bylaws may both alter the number of directors set by the charter and authorize a majority of the entire board of directors to alter, within specified limits, the number of directors set by the charter or the bylaws, but board action may not affect the tenure of office of any director. In addition, the MGCL permits, but does not require, the board to be classified. If the directors are divided into classes, the term of office may be provided in the bylaws or in the charter, except that the term of office of a director may not be longer than five years or, except in the case of an initial or substitute director, shorter than the period between annual meetings. The term of office of at least one class must expire each year. The MGCL also permits certain Maryland corporations, by action of their board of directors and without stockholder approval, and notwithstanding any contrary provision of the charter or bylaws, to elect to be subject to certain provisions of the MGCL, including a provision that requires that the board of directors be divided into classes. If the directors have been divided into classes, a director may not be removed without cause, unless the charter provides otherwise. Unless the charter or bylaws provide otherwise, a plurality of all the votes cast at a meeting at which a quorum is present is sufficient to elect a director.

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The Maryland charter and Bylaws provide that the number of directors may be established only by the Board of Directors, and the Maryland Bylaws provide that the number of directors may not be more than 15. Each of the Maryland corporation's directors is elected by the stockholders to serve until the next annual meeting and until his or her successor is duly elected and qualifies. Holders of shares of common stock will have no right to cumulative voting in the election of directors. The Maryland Bylaws provide that a plurality of all the votes cast at a meeting at which a quorum is present is sufficient to elect a director. Consequently, at each annual meeting of stockholders, the holders of a majority of the shares of common stock entitled to vote will be able to elect all of the directors at any annual meeting. The directors of the Company after the Maryland Conversion will be the same as the directors of the Company immediately prior to the Maryland Conversion.

Removal of Directors

Colorado. Under the CRS, any number of directors (including the entire board of directors) may be removed, with or without cause, if a quorum is present and the number of votes cast in favor of removal exceeds the number of votes cast against removal, unless the articles of incorporation otherwise provide. If the holders of any class or series are entitled separately to elect one or more directors, only shareholders of that voting group may participate in the vote to remove that director. Our Bylaws state that any director may be removed by the shareholders of the voting group that elected the director, with or without cause. The CRS also provides that a director may be removed by the district court having proper jurisdiction in a proceeding commenced by the corporation or by shareholders holding at least ten percent of the outstanding shares of any class, if the court finds that the director engaged in fraudulent or dishonest conduct or gross abuse of authority or discretion with respect to the corporation and that removal is in the best interests of the corporation.

Maryland. The MGCL provides that the stockholders of a corporation may remove any director, with or without cause, by the affirmative vote of a majority of all votes entitled to be cast generally for the election of directors, unless the charter provides otherwise or the corporation elects to be subject to certain provisions of the MGCL, as discussed below. Unless the charter provides otherwise, if the holders of any class or series are entitled separately to elect one or more directors, such a director may not be removed without cause except by the affirmative vote of a majority of all the votes of that class or series. The Maryland charter provides that, subject to the rights of any series of preferred stock, a director may be removed only for cause and only by the affirmative vote of at least two-thirds of the votes entitled to be cast generally in the election of directors. This provision, when coupled with the exclusive power of the Board of Directors to fill vacancies on the Board of Directors discussed below, precludes stockholders from (i) removing incumbent directors except upon a substantial affirmative vote and (ii) filling the vacancies created by such removal with their own nominees.

Board Vacancies

Colorado. Under the CRS, unless otherwise provided in the articles of incorporation, vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office or the shareholders. If the holders of any class or series are entitled separately to elect one or more directors, a majority of the remaining directors elected by that class or series or the holders of shares of that class or series may fill a vacancy among the number of directors elected by that class or series. The appointed director holds office until the next annual meeting held for the election of directors.

Maryland. The Maryland charter provides that, at such time as we are eligible to make the election (which we expect will be upon the closing of the Maryland Conversion), we elect to be subject to a provision of the MGCL that provides that, subject to the terms of any class or series of stock, vacancies on our Board of Directors may be filled only by a majority of the remaining directors, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will hold office for the remainder of the full term of the directorship in which the vacancy occurred and until his or her successor is duly elected and qualifies. See also "—Change In Control—Subtitle 8."

Standard of Conduct

Colorado. The CRS provides that directors must discharge their duties as a director:

•	in good faith;

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•	with the care an ordinarily prudent person in a like position would use under similar circumstances;

•	in a manner the director reasonably believes to be in the best interests of the corporation.

The CRS provides that a director is not acting in good faith if the director has knowledge concerning the matter in question that makes reliance on information, opinions, reports, or statements on which the director would have otherwise been permitted to rely unwarranted.

Maryland. The MGCL requires that a director perform his or her duties:

•	in good faith;

•	in a manner the director reasonably believes to be in the best interests of the corporation; and

•	with the care an ordinarily prudent person in a like position would use under similar circumstances.

The MGCL establishes a presumption that any act of a director satisfies this standard of conduct, and that a director is subject to no higher duty or greater scrutiny than is applied to any other act of a director because an act relates to or affects an acquisition or potential acquisition of control of a corporation.

Advance Notice of Director Nominations and of New Business Proposals

Colorado. The CRS requires notice of a special meeting to include a description of the purpose or purposes for which the meeting is called. No description of the purpose or purposes for which the meeting is called need be included in a notice of an annual meeting under the CRS. Therefore, any additional requirements with respect to notice shall be as set forth in the bylaws.

Maryland. Under the MGCL, a Maryland corporation's charter or bylaws may require that a stockholder proposing a nominee for election as a director, or any other matter for consideration at a meeting of the stockholders, give advance notice to the corporation before a date or within a period of time specified in the charter or bylaws. If the advance notice requirement is not met, the proposal is not a proper subject of stockholder action at the meeting.

The Maryland Bylaws provide that, with respect to an annual meeting of stockholders, nominations of individuals for election to the Board of Directors and the proposal of business to be considered by stockholders may be made only (i) pursuant to the notice of the meeting, (ii) by or at the direction of the Board of Directors or (iii) by a stockholder who was a stockholder of record both at the time of giving the notice required by the Maryland Bylaws and at the time of the meeting, who is entitled to vote at the meeting on such business or in the election of such nominee and has provided notice to the Company within the time period, and containing the information, specified by the advance notice provisions set forth in the Maryland Bylaws. With respect to annual meetings, the advance notice provisions contained in the Maryland Bylaws generally require that stockholders deliver nominations and new business proposals to the corporation's secretary not earlier than the 150th day or later than 5:00 p.m., Pacific Time, on the 120th day before the first anniversary of the date of the proxy statement for the preceding year's annual meeting of stockholders.

With respect to special meetings of stockholders, only the business specified in the notice of meeting may be brought before the meeting. Nominations of individuals for election to the Company’s Board of Directors may be made only (i) by or at the direction of the Board of Directors or (ii) provided that the meeting has been called for the purpose of electing directors, by a stockholder who was a stockholder of record both at the time of giving the notice required by the Maryland Bylaws and at the time of the meeting, who is entitled to vote at the meeting in the election of such nominee and has provided notice to the Company within the time period, and containing the information, specified by the advance notice provisions set forth in the Maryland Bylaws. With respect to special meetings called by the corporation for the purpose of electing one or more individuals to the Board of Directors, stockholder nominations must be delivered not earlier than the 120th day prior to such special meeting and not later than 5:00 p.m., Pacific Time, on the later of the 90th day prior to such special meeting or the tenth day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting.

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Limitation of Liability and Indemnification of Directors and Officers

Colorado. Under the CRS, a corporation may indemnify its directors, and unless otherwise provided in its articles of incorporation, its officers, employees and certain other individuals against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with threatened, pending or completed actions, suits or proceedings arising because of the person's relationship to the corporation. Generally, the indemnification will cover expenses regardless of whether the action stems from a civil, criminal, administrative or investigative proceeding if the individual acted in good faith and in a manner he or she reasonably believed, in the case of conduct in an official capacity, to be in the corporation’s best interests, and in all other cases, at least not opposed to the corporation's best interests. In the case of a criminal proceeding, the person must have had no reasonable cause to believe his or her conduct was unlawful. A similar standard applies in an action or suit by or in the right of the corporation (i.e., a stockholder derivative claim), except that indemnification only extends to expenses (including attorneys' fees) incurred in connection with the proceeding. To the extent that a director or officer otherwise eligible to be indemnified is wholly successful on the merits or otherwise in defense in any action, suit or proceeding described above, indemnification for expenses (including attorneys' fees) reasonably incurred is mandatory under the CRS. Under the CRS, a corporation may not indemnify a person described above in connection with a proceeding by or in the right of the corporation in which the director was adjudged liable to the corporation or in connection with any other proceeding charging the person derived an improper personal benefit, whether or not involving action in an official capacity, here the person was found liable on the basis that the person derived an improper personal benefit.

The CRS provides that a corporation may pay the expenses incurred by a director, and unless otherwise provided in its articles of incorporation, an officer, employee, or certain other individuals in defending a proceeding in advance of the final disposition of that proceeding, provided:

•	the individual provides the corporation a written affirmation of such individual’s good faith belief that such individual has met the required standard of conduct for indemnification;

•	the corporation has received from such individual a written undertaking to repay the amount advanced if it is ultimately determined that such individual is not entitled to be indemnified for the expenses; and

•	a determination is made that the facts then known to those making the determination would not preclude indemnification under the CRS.

The CRS provides that directors of Colorado corporations who approve the payments of unlawful distributions are liable to the corporation for the unlawful portion of the payment if the director did not perform the director’s duties in accordance with the standard of conduct established for directors under the CRS. Any director who is held liable for amounts unlawfully paid is entitled to contribution from every other director who could be held liable for the unlawful distribution as well as from the stockholders who accepted the distribution with knowledge of the violation of the law. In Colorado, a corporation may, in its articles of incorporation, eliminate or limit a director's personal liability to the corporation and its stockholders for monetary damages for breach of fiduciary duty as a director, but no such provision may eliminate or limit a director's liability for breaching his duty of loyalty, failing to act in good faith, engaging in intentional misconduct or knowingly violating a law, approving an unlawful distribution, or obtaining an improper personal benefit.

Our Articles of Incorporation provides that the Company will, to the full extent permitted by the CRS, indemnify any person who is or was a director, officer, agent, fiduciary or employee of the Company. Furthermore, the Articles of Incorporation provides the Company's directors will not be personally liable to the Company and to its stockholders for monetary damages for breaches of their fiduciary duties as directors, except for liability (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) unlawful distributions, provided that the personal liability of a director in this circumstance shall be limited to the amount of the distribution which exceeds what could have been distributed without violation, or (iv) for any transaction from which the director derived an improper personal benefit.

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Maryland. Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty that is established by a final judgment and is material to the cause of action. The Maryland charter contains a provision that eliminates the liability of our directors and officers to the maximum extent permitted by Maryland law.

The MGCL requires corporations (unless the charter provides otherwise, which the Maryland charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made or threatened to be made a party by reason of his or her service in that capacity. The MGCL permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made or threatened to be made a party by reason of their service in those or other capacities unless it is established that:

•	the act or omission of the director or officer was material to the matter giving rise to the proceeding and (a) was committed in bad faith or (b) was the result of active and deliberate dishonesty;

•	the director or officer actually received an improper personal benefit in money, property or services; or

•	in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful.

Under the MGCL, the Company may not indemnify a director or officer in a suit by or in the right of the Company in which the director or officer was adjudged liable to the Company or in a suit in which the director or officer was adjudged liable on the basis that personal benefit was improperly received. A court may order indemnification if it determines that the director or officer is fairly and reasonably entitled to indemnification, even though the director or officer did not meet the prescribed standard of conduct or was adjudged liable on the basis that personal benefit was improperly received. However, indemnification for an adverse judgment in a suit by or in the right of the Company, or for a judgment of liability on the basis that personal benefit was improperly received, is limited to expenses.

In addition, the MGCL permits the Company to advance reasonable expenses to a director or officer upon receipt of:

•	a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the Company; and

•	a written undertaking by the director or officer or on the director's or officer's behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the director or officer did not meet the standard of conduct.

The Maryland charter authorizes the Company to obligate itself, and the Maryland Bylaws obligate the Company to the maximum extent permitted by Maryland law in effect from time to time, to indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, pay or reimburse reasonable expenses in advance of final disposition of a proceeding to:

•	any present or former director or officer of the Company who is made or threatened to be made a party to, or witness in, a proceeding by reason of his or her service in that capacity; or

•	any individual who, while a director or officer of the Company and at its request, serves or has served as a director, officer, trustee, member, manager or partner of another corporation, real estate investment trust, limited liability company, partnership, joint venture, trust, employee benefit plan or any other enterprise and who is made or threatened to be made a party to, or witness in, the proceeding by reason of his or her service in that capacity.

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The Maryland charter and Bylaws also permit the Company to indemnify and advance expenses to any individual who served a predecessor of the Company in any of the capacities described above and any employee or agent of the Company or a predecessor of the Company.

Dividends and Other Distributions

Colorado. The CRS provides that, subject to restrictions contained in the articles of incorporation, the directors of a corporation may declare dividends unless:

•	the corporation would not be able to pay its debts as they become due in the normal course; or

•	the corporation’s total assets would be less than the sum of its total liabilities plus (unless the articles of incorporation permit otherwise) the amount that would be needed, if the corporation were to be dissolved at the time of distribution, to satisfy the preferential rights upon dissolution of shareholders whose preferential rights are superior to those receiving the distribution.

Maryland. The MGCL provides that dividends and other distributions may be declared and paid on the corporation's capital stock as authorized by the board and subject to any restrictions contained in the corporation's charter, provided that no dividends may be paid if, after giving effect to the dividend or other distribution: (i) the corporation would not be able to pay its debts as they become due in the usual course of business; or (ii) the corporation's total assets would be less than the sum of its total liabilities plus, unless the charter permits otherwise, any amount required to be paid to holders of preferred stock in the event of a dissolution of the corporation. Notwithstanding clause (ii) in the immediately preceding sentence, a corporation may make a dividend or other distribution from: (a) the net earnings of the corporation for the fiscal year in which the dividend or other distribution is made; (b) the net earnings of the corporation for the preceding fiscal year; or (c) the sum of the net earnings of the corporation for the preceding eight fiscal quarters.

The Maryland Bylaws state that dividends and other distributions may be authorized by the Board of Directors and may be paid in cash, property or stock of the corporation, subject to the provisions of law and the Maryland charter. Before payment of any dividends or other distributions, there may be set aside out of any assets of the Company available for dividends or other distributions such sum or sums as the Board of Directors may from time to time, in its absolute discretion, think proper as a reserve fund for contingencies, for equalizing dividends, for repairing or maintaining any property of the Company or for such other purpose as the Board of Directors shall determine, and the Board of Directors may modify or abolish any such reserve.

Appraisal Rights

Under the CRS and the MGCL, stockholders in certain circumstances have the right to dissent from certain corporate reorganizations and mergers provided that statutory procedures are followed.

Colorado. Under the CRS, a stockholder has the right to dissent and obtain payment of the fair value of the stockholder’s shares, so long as follow the statutory procedure for asserting these rights set forth in the CRS, in the event of any of the following corporate actions: (1) consummation of certain mergers, (2) consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired, (3) consummation of a disposition of all or substantially all of the assets of the corporation or any entity controlled by the corporation for which a shareholders’ vote is required under the CRS, and (4) consummation of a conversion in which the corporation is the converting entity as provided under the CRS. However, dissenters’ rights are not available if, at the record date fixed to determine the stockholders entitled to receive notice of the stockholders' meeting to act upon the corporation or at the effective date of the corporation action if authorized other than by a vote of the stockholders, the shares were listed on a national securities exchange registered under the Exchange or were held of record by more than 2,000 holders, unless the holders thereof will receive for such stock anything except (i) shares of stock of the corporation surviving the consummation of the merger or share exchange, (ii) shares of stock of any other corporation, which shares of stock at the effective date of the merger or share exchange will be either listed on a national securities exchange registered under the Exchange Act or held of record by more than 2,000 holders, (iii) cash in lieu of fractional shares, or (iv) any combination of such shares of stock, and cash in lieu of fractional shares.

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Maryland. Under the MGCL, a stockholder has the right to demand and receive payment of the fair value of the stockholder's stock from the successor if (1) the corporation consolidates or merges with another corporation, (2) the corporation's stock is to be acquired in a statutory share exchange, (3) the corporation transfers all or substantially all of its assets in a manner requiring stockholder approval, (4) the corporation amends its charter in a way which alters the contract rights, as expressly set forth in the charter, of any outstanding stock and substantially adversely affects the stockholder's rights, unless the right to do so is reserved in the charter of the corporation, (5) the transaction is subject to certain provisions of the Maryland Business Combination Act or (6) the corporation is converted to another entity.

Maryland law provides that a stockholder may not demand the fair value of the stockholder's stock and is bound by the terms of the transaction if, among other things, (1) the stock is listed on a national securities exchange on the record date for determining stockholders entitled to vote on the matter or, in certain mergers, the date notice is given or waived (except certain mergers where stock held by directors and executive officers is exchanged for merger consideration not available generally to stockholders), (2) the stock is that of the successor in the merger, unless either (i) the merger alters the contract rights of the stock as expressly set forth in the charter and the charter does not reserve the right to do so or (ii) the stock is to be changed or converted in whole or in part in the merger into something other than either stock in the successor or cash, scrip or other rights or interests arising out of provisions for the treatment of fractional shares of stock in the successor, (3) the stock is not entitled to vote on the transaction or (4) the charter provides that the holders of the stock are not entitled to exercise the rights of an objecting stockholder.

The Maryland charter states that stockholders will not be entitled to exercise any rights of an objecting stockholder provided for under the MGCL unless the Board of Directors determines that such rights apply, with respect to all or any shares of all or any classes or series of stock, to one or more transactions occurring after the date of such determination in connection with which holders of such shares would otherwise be entitled to exercise such rights.

Merger, Consolidation, Share Exchange and Transfer of All or Substantially All Assets

Colorado. Under the CRS, the principal terms of a merger are approved by directors and may require the vote of stockholders. The board of directors of each of two or more corporations must adopt resolutions approving an agreement of merger and declaring the merger advisable. Generally, the merger agreement must then be approved by the majority vote of the outstanding stock entitled to vote at an annual or special meeting of each corporation. Some mergers may be accomplished without a vote of stockholders. For example, no stockholder vote is required for a merger of a subsidiary into its parent, provided that parent owns at least 90% of the outstanding shares of the subsidiary and the requirements set forth in the following sentence are met. In addition, a merger need not be approved by the stockholders of a Colorado corporation surviving a merger if the merger does not reclassify or change the outstanding shares or otherwise amend the articles of incorporation (except for those amendments that can be made without stockholder approval) and both the number of voting shares and participating shares to be issued or delivered in the merger is not more than 20% of the number of its shares outstanding immediately before the merger becomes effective. Under the CRS, generally the sale of all or substantially all of a corporation’s assets must be advised by the board of directors and approved by each voting group entitled to vote separately on the transaction or consent by a majority of all the votes entitled to be cast on the transaction.

Maryland. Under the MGCL, a Maryland corporation generally cannot merge or consolidate with, or convert to, another entity, sell all or substantially all of its assets, engage in a share exchange or dissolve unless the action is advised by the board of directors and approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter, unless a lesser percentage (but not less than a majority of all of the votes entitled to be cast on the matter) is set forth in the corporation's charter. As permitted by Maryland law, the Maryland charter provides that these actions may be approved by a majority of all of the votes entitled to be cast on the matter. Some mergers may be approved without a vote of stockholders. For example, no stockholder approval is required for a merger of a subsidiary of a Maryland corporation into its parent, provided the parent owns at least 90% of the subsidiary. In addition, a merger need not be approved by stockholders of a Maryland successor corporation if the merger does not reclassify or change the terms of any outstanding shares, otherwise amend the successor corporation's charter, and the number of shares of each class or series of stock outstanding immediately after the effective time of the merger does not increase by more than 20% of the number of its shares of the same class or series outstanding immediately before the merger becomes effective. A share exchange need be approved by a Maryland successor only by its board and by any other action required by its charter.

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Change In Control

Colorado. Under the CRS, there are no special “anti-takeover” or other provisions that must be complied with in addition to the general approvals required for a corporate transaction, such as a merger or a sale of all or substantially all of the corporation’s assets, which would result in a change in control. With respect to the general approvals required, the principal terms of a merger are approved by directors and may require the vote of stockholders. The board of directors of each of two or more corporations must adopt resolutions approving an agreement of merger and declaring the merger advisable. Generally, the merger agreement must then be approved by the majority vote of the outstanding stock entitled to vote at an annual or special meeting of each corporation. Some mergers may be accomplished without a vote of stockholders. For example, no stockholder vote is required for a merger of a subsidiary into its parent, provided that parent owns at least 90% of the outstanding shares of the subsidiary and the requirements set forth in the following sentence are met. In addition, a merger need not be approved by the stockholders of a Colorado corporation surviving a merger if the merger does not reclassify or change the outstanding shares or otherwise amend the articles of incorporation (except for those amendments that can be made without stockholder approval), and both the number of voting shares and participating shares to be issued or delivered in the merger is not more than 20% of the number of its shares outstanding immediately before the merger becomes effective. Under the CRS, generally the sale of all or substantially all of a corporation’s assets must be advised by the board of directors and approved by each voting group entitled to vote separately on the transaction or consent by a majority of all the votes entitled to be cast on the transaction.

Maryland.

Business Combinations. Under the MGCL, certain "business combinations" (including a merger, consolidation, statutory share exchange or, in certain circumstances, an asset transfer or issuance or reclassification of equity securities) between a Maryland corporation and an interested stockholder (defined generally as any person who beneficially owns, directly or indirectly, 10% or more of the voting power of the corporation's outstanding voting stock or an affiliate or associate of the corporation who, at any time during the two-year period immediately prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding stock of the corporation) or an affiliate of such an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. Thereafter, any such business combination must generally be recommended by the board of directors of such corporation and approved by the affirmative vote of at least (i) 80% of the votes entitled to be cast by holders of outstanding voting stock of the corporation and (ii) two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom (or with whose affiliate) the business combination is to be effected or held by an affiliate or associate of the interested stockholder, unless, among other conditions, the corporation's common stockholders receive a minimum price (as defined in the MGCL) for their shares and the consideration is received in cash or in the same form as previously paid by the interested stockholder for its shares. A person is not an interested stockholder under the statute if the board of directors approved in advance the transaction by which the person otherwise would have become an interested stockholder. The corporation’s board of directors may provide that its approval is subject to compliance with any terms and conditions determined by the board.

These provisions of the MGCL do not apply, however, to business combinations that are approved or exempted by a Maryland corporation's board of directors prior to the time that the interested stockholder becomes an interested stockholder. Pursuant to the statute, the Company’s Board of Directors will by resolution exempt business combinations between the Company and any other person, provided, that such business combination is first approved by the Board of Directors (including a majority of directors who are not affiliates or associates of such person). As a result, any person described above may be able to enter into business combinations with the Company that may not be in the best interest of the Company’s stockholders, without compliance by the Company with the supermajority vote requirements and other provisions of the statute.

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The business combination statute may discourage others from trying to acquire control of the Company and increase the difficulty of consummating any offer.

Control Share Acquisitions. In addition, the MGCL provides that a holder of "control shares" of a Maryland corporation acquired in a "control share acquisition" has no voting rights with respect to such shares except to the extent approved by the affirmative vote of at least two-thirds of the votes entitled to be cast on the matter, excluding shares of stock of the corporation in respect of which any of the following persons is entitled to exercise or direct the exercise of the voting power of such shares in the election of directors: (i) a person who has made or proposes to make the control share acquisition; (ii) an officer of the corporation; or (iii) an employee of the corporation who is also a director of the corporation. "Control shares" are voting shares of stock which, if aggregated with all other such shares of stock owned by the acquirer, or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of voting power: (A) one-tenth or more but less than one-third; (B) one-third or more but less than a majority; or (C) a majority or more of all voting power. Control shares do not include shares that the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval or shares acquired directly from the corporation. A "control share acquisition" means the acquisition of issued and outstanding control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition, upon satisfaction of certain conditions (including an undertaking to pay expenses and making an "acquiring person statement" as described in the MGCL), may compel the corporation’s board of directors to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an "acquiring person statement" as required by the statute, then, subject to certain conditions and limitations, the corporation may redeem any or all of the control shares (except those for which voting rights have previously been approved) for fair value determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquirer or as of any meeting of stockholders at which the voting rights of such shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquirer becomes entitled to exercise or direct the exercise of a majority of all voting power, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of such appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition.

The control share acquisition statute does not apply to (i) shares acquired in a merger, consolidation or statutory share exchange if the corporation is a party to the transaction or (ii) acquisitions approved or exempted by the charter or bylaws of the corporation.

The Maryland Bylaws contain a provision exempting from the control share acquisition statute any and all acquisitions by any person of shares of the Company’s stock. There is no assurance that such provision will not be amended or eliminated at any time in the future.

Subtitle 8. Subtitle 8 of Title 3 of the MGCL permits a Maryland corporation with a class of equity securities registered under the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), and at least three independent directors to elect to be subject, by provision in its charter or bylaws or a resolution of its board of directors and notwithstanding any contrary provision in the charter or bylaws, to any or all of five provisions of the MGCL which provide, respectively, for:

•	a classified board;

•	a two-thirds vote requirement for removing a director;

•	a requirement that the number of directors be fixed only by vote of the board of directors;

•	a requirement that a vacancy on the board be filled only by the remaining directors in office and for the remainder of the full term of the class of directors in which the vacancy occurred; and

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•	a majority requirement for the calling of a stockholder-requested special meeting of stockholders.

The Maryland charter provides that, at such time as the Company becomes eligible to make the election (which we expect will be upon the closing of the Maryland Conversion), the Company elects to be subject to the provisions of Subtitle 8 relating to the filling of vacancies on its board. As a result of this election, vacancies on the Company’s Board of Directors may be filled only by the remaining directors and any directors so elected will serve for the remainder of the full term of the directorship in which the vacancy occurred. Through provisions in the Maryland charter and Bylaws unrelated to Subtitle 8, the Company already (1) will require the affirmative vote of stockholders entitled to cast not less than two-thirds of all of the votes entitled to be cast generally in the election of directors for the removal of any director, which removal must be for cause, (2) will vest in the board the exclusive power to fix the number of directorships and (3) will require, unless called by its chairman of the board, chief executive officer, president or Board of Directors, the written request of stockholders entitled to cast a majority of all the votes entitled to be cast at such a meeting on such matter to call a special meeting of stockholders.

Exclusive Forum Provision

Colorado. Our Articles of Incorporation and Bylaws do not include any exclusive forum provision.

Maryland. The Maryland Bylaws provide that, unless the Board agrees otherwise, derivative claims, breach of director or officer duty claims, claims pursuant to the MGCL or the Maryland charter and Bylaws and claims governed by the internal affairs doctrine must be brought in the Circuit Court for Baltimore City, Maryland (or, if that court does not have jurisdiction, the United States District Court for the District of Maryland, Baltimore Division).

Anti-Takeover Effect of Certain Provisions of Maryland Law and of the Maryland Charter and Bylaws

The provisions of the Maryland charter on removal of directors and the advance notice provisions of the Bylaws could delay, defer or prevent a transaction or a change of control of the Maryland corporation which might involve a premium price for holders of the Maryland corporation’s common stock or otherwise be in their best interest. Likewise, if the provision in the Maryland Bylaws opting out of the control share acquisition provisions of Maryland law were rescinded or if we were to opt in to the classified board or other provisions of Subtitle 8, these provisions of the MGCL could have similar anti-takeover effects.

No Material Accounting Impact

There is no material accounting impact of the change in the Company’s state of incorporation from Colorado to Maryland.

Dissenters’ Rights

Stockholders of a Colorado corporation have the right, in limited circumstances, to dissent from certain corporate actions, including the consummation of the conversion of such corporation to a corporation existing under the laws of another jurisdiction, in this case Maryland, and obtain a payment in the amount of the fair value of their shares. Pursuant to Section 7-113-102 of the CRS, stockholders of the Company who did not execute a written consent approving the Maryland Conversion and who give the required notice are entitled to dissent and obtain payment of the fair value of their shares upon the effectiveness of the Maryland Conversion. The material requirements for a stockholder to properly exercise his, her or its rights are summarized below.

FAILURE TO FOLLOW THE STEPS REQUIRED BY ARTICLE 113 OF THE CRS (“ARTICLE 113”) FOR PERFECTING DISSENTERS’ RIGHTS MAY RESULT IN THE LOSS OF SUCH RIGHTS. IN VIEW OF THE COMPLEXITY OF ARTICLE 113 OF THE CRS, YOU SHOULD CONSULT YOUR LEGAL ADVISOR PRIOR TO EXERCISING YOUR DISSENTERS’ RIGHTS THEREUNDER.

Under Section 7-113-203 of the CRS, no later than 10 days after the effective date of the corporate action creating dissenters’ rights, the Company is required to give a written dissenters’ notice, setting forth the information in the following paragraph and a copy of Article 113, to all stockholders entitled to demand payment for their shares under Article 113. This Information Statement, which includes a copy of Article 113, attached hereto as Annex E, constitutes the mailing of such notice.

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The Maryland Conversion was approved by the Board and the Majority Stockholders on February 27, 2014. The Maryland Conversion is expected to become effective on or about March 30, 2014. A stockholder who wishes to obtain payment for such stockholder’s shares of Common Stock (such stockholder, a “Dissenting Stockholder”) must demand payment by (i) submitting a demand for payment in writing (a “Payment Demand”), and (ii) depositing such stockholder’s certificate(s) for certificated shares with the Company’s corporate address at 7911 Herschel Avenue, Suite 201, La Jolla, California 92036, attention: Chief Financial Officer. A record holder can assert its right to dissent as to fewer than all of the shares held of record only if the record holder dissents with respect to all shares beneficially owned by any one person and the notice of intent to demand payment from the record owner includes the specified information about the beneficial owner. If you own your shares through a broker, you will have to follow the alternative procedure (set forth in Section 7-113-103 of the CRS) for asserting your right to dissent. The Company must receive Payment Demands and certificates for certificated shares no later than April 14, 2014. A stockholder who does not provide a Payment Demand in accordance with Section 7-113-204 of the CRS (“Section 7-113-204”) by such date will not be entitled to payment for such stockholder’s shares of Common Stock as provided in the CRS. Upon receipt of a demand for payment from a Dissenting Stockholder holding uncertificated shares, and in lieu of the deposit of certificates representing such Dissenting Stockholder’s shares of Common Stock, such Dissenting Stockholder will be prohibited from transferring any such shares for which such Dissenting Stockholder is demanding payment. A Dissenting Stockholder demanding payment in accordance with Section 7-113-204 shall retain all rights of a stockholder, except the right to transfer shares, until the effective date of the Maryland Conversion and has only the right to receive payment for the shares after the effective date of the Maryland Conversion.

Pursuant to Sections 7-113-206 and 7-113-207 of the CRS, upon the effective date of the Maryland Conversion or upon receipt of a payment demand, whichever is later, we must pay each Dissenting Stockholder who complied with Section 7-113-204 the amount that we estimate to be the fair market value of the shares, plus accrued interest. The payment must be accompanied by (i) certain financial information regarding us; (ii) a statement of our estimate of the fair value of the shares; (iii) an explanation of how the interest was calculated; (iv) a statement of the Dissenting Stockholder’s right to demand payment under Section 7-113-209 of the CRS (“Section 7-113-209”); and (v) a copy of Article 113.

Section 7-113-208 of the CRS (“Section 7-113-208”) permits us to require each Dissenting Stockholder to certify in writing, or in the Dissenting Stockholder’s payment demand, whether or not the Dissenting Stockholder acquired beneficial ownership of such stockholder’s shares of Common Stock before the date of the first announcement to the news media or to the stockholders of the terms of the proposed Maryland Conversion. If any Dissenting Stockholder does not so certify in writing, we may offer to make a payment, in lieu of payment under Section 7-113-206 of the CRS (“Section 7-113-206”), if the Dissenting Stockholder agrees to accept such payment in full satisfaction of the demand for payment.

A Dissenting Stockholder may give written notice to us, within 30 days after we make or offer payment for the Dissenting Stockholder’s shares of Common Stock, of the Dissenting Stockholder’s estimate of the fair value of such shares and of the amount of interest due and may demand payment of such estimate, less any payment made under Section 7-113-206, or reject our offer under Section 7-113-208 and demand payment of the fair value of the shares and interest due if: (i) the Dissenting Stockholder believes that the amount paid pursuant to Section 7-113-206 or offered pursuant to Section 7-113-208 is less than the full value of such dissenting stockholder’s shares of Common Stock or that the interest due was incorrectly calculated; (ii) we fail to make a payment as required under Section 7-113-206 within sixty days after April 14, 2014; or (iii) we do not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares as required by Section 7-113-207(1) of the CRS.

Stockholders who do not give the required notice waive the right to demand payment under Section 7-113-209. If a demand for payment under Section 7-113-209 remains unresolved, we may, within sixty days after receiving the payment demand, petition the court to determine the fair value of the shares of Common Stock and accrued interest. All Dissenting Stockholders whose demands remain unsettled would be made a party to such a proceeding. Each Dissenting Stockholder is entitled to judgment for the amount the court finds to be the fair value of the shares of Common Stock, plus interest, less any amount paid by us. The costs associated with this proceeding shall be assessed against us, unless the court finds that all or some of the Dissenting Stockholders acted arbitrarily, vexatiously, or not in good faith in demanding payment under Section 7-113-209, in which case the court may assess the costs in the amount the court finds equitable against some or all of the Dissenting Stockholders. The court may also assess the fees and expenses of counsel and experts for the respective parties in amounts the court finds equitable, against us or the Dissenting Stockholders. If we do not commence a proceeding within the 60-day period, we must pay each Dissenting Stockholder whose demand remains unsettled the amount demanded.

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The foregoing summary of the provisions of Article 113 is not intended to be a complete statement of the law pertaining to dissenters’ rights under Article 113, which is attached to this Information Statement as Annex E.

Effective Date of the Maryland Conversion

The Maryland Conversion will become effective upon the filing of the Articles of Conversion and the Maryland charter with, and their acceptance for record by, the State Department of Assessments and Taxation of Maryland and the filing of the Statement of Conversion with the Secretary of State of the State of Colorado or at a later date and time specified in the Articles of Conversion. We intend to file the Articles of Conversion in the form attached hereto as Annex A and the Maryland charter in the form attached hereto as Annex B with the State Department of Assessments and Taxation of Maryland promptly after the 20-day period following the date on which this Information Statement is first mailed to our stockholders.

ACTION TWO – AMENDMENT TO THE ARTICLES OF INCORPORATION TO EFFECT THE REVERSE STOCK SPLIT

On February 27, 2014, the Board adopted resolutions authorizing an amendment to the Company’s charter to effect a reverse stock split of the outstanding shares of Common Stock at a specific ratio within a range from 1-for-12 to 1-for-50 and at the appropriate time as the Board of Directors shall determine (the “Reverse Stock Split”).

On February 27, 2014, we received written consents from the Majority Stockholders approving the amendment to the Company’s charter to effect the Reverse Stock Split at a ratio as determined by the Board within the foregoing parameters.

Reasons for the Reverse Stock Split

The Reverse Stock Split is intended to increase the per share stock price of our Common Stock. As of February 27, 2014, the last reported closing price of the Common Stock was $0.38 per share. The Board believes that if we are successful in maintaining a higher price per share of our Common Stock, we will be able to generate greater interest among investors and institutions. If we are successful in generating such interest, we anticipate that our Common Stock would have greater liquidity and a stronger investor base. Our Board also believes that a higher stock price is necessary in order for our Common Stock to qualify for a listing on the NASDAQ Stock Market or another national stock exchange.

The Company cannot assure you that it will be successful in generating greater interest among investors and institutions or that the Common Stock will qualify for a listing on the NASDAQ Stock Market or another a national stock exchange. Stockholders should also note that if the Company elects to implement a Reverse Stock Split, there is no assurance that prices for shares of the Common Stock after the Reverse Stock Split will increase proportionally to the exchange ratio of the Reverse Stock Split (or at all). Other factors such as our financial results, market conditions and the market perception of our business may adversely affect the market price of our Common Stock. The Company cannot guarantee to stockholders that the price of its shares will reach or sustain any price level in the future, and it is possible the Reverse Stock Split will have no lasting impact on its share price. Furthermore, the liquidity of our Common Stock could be adversely affected by the reduced number of shares that would be outstanding after the Reverse Stock Split. Consequently, there can be no assurance that the Reverse Stock Split will achieve the desired results.

The Board may determine in its discretion the exchange ratio for the Reverse Stock Split, provided that such exchange ratio is from of 1-for-12 to 1-for-50, whereby one post-Reverse Stock Split share of Common Stock (the “New Shares”) is exchanged for up to 50 pre-Reverse Stock Split shares of Common Stock outstanding immediately prior to the effectiveness of the Reverse Stock Split (the “Old Shares”). In determining the range of Reverse Stock Split ratios, the Board considered numerous factors, including:

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•	the historical and projected performance of the Common Stock and volume level before and after the Reverse Stock Split;
•	the prevailing trading price for the Common Stock and the volume level thereof;
•	potential devaluation of our market capitalization as a result of the Reverse Stock Split;
•	prevailing market conditions and general economic and other related conditions prevailing in our industry and in the marketplace generally; and
•	the projected impact of the Reverse Stock Split ratio on trading liquidity in the Common Stock.

In evaluating the Reverse Stock Split, the Board also took into consideration negative factors associated with reverse stock splits in general. These factors include the negative perception of reverse stock splits held by some investors, analysts and other stock market participants, as well as the fact that the stock price of some companies that have effected reverse stock splits has subsequently declined back to pre-reverse stock split levels. The Board, however, determined that these negative factors were outweighed by the potential benefits.

Effects of the Reverse Stock Split

At the Effective Time (as defined below), each lot of up to 50 Old Shares, as determined by the Board, issued and outstanding immediately prior to the Effective Time will, automatically and without any further action on the part of our stockholders, be combined into and become one New Share, subject to the treatment for fractional shares described below, and each certificate which, immediately prior to the Effective Time, represented Old Shares will be deemed, for all corporate purposes, to evidence ownership of New Shares. STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

If the Board determines to effectuate the Reverse Stock Split as described above, the Reverse Stock Split will be effectuated sometime after the Maryland Conversion. The Maryland charter, which will become effective upon the Maryland Conversion, authorizes the issuance of up to 600,000,000 shares of Common Stock, par value $0.001 per share. The proposed Reverse Stock Split would therefore have the effect of increasing the number of shares of Common Stock remaining available for issuance. The effective increase in authorized shares of Common Stock resulting from the proposed Reverse Stock Split would create a reserve of authorized but unissued stock that is significantly more than what is necessary to account for the issued and outstanding shares of the Company's Common Stock, shares issuable pursuant to outstanding derivative securities and future issuances for various corporate purposes. As such, if and when the Board determines to effectuate the proposed Reverse Stock Split, the Board intends to also amend the Maryland charter to decrease the authorized number of shares of Common Stock at the same time when the Reverse Stock Split is effectuated pursuant to the authority granted to the Board by the Maryland charter to increase or decrease the authorized number of the Company’s capital stock without the need to obtain stockholder approval. Given the range of the exchange ratio approved for the proposed Reverse Stock Split, it is anticipated that the authorized number of shares of Common Stock will be decreased from 600,000,000 to 100,000,000, although such number may be different and will be determined by the Board at the time of the Reverse Stock Split. In such determination, the Board will consider the effect of the proposed Reverse Stock Split on its outstanding securities and the level of availability of authorized but unissued shares it deems necessary for the Company allow the Company to accommodate the issuances of additional shares of Common Stock pursuant to outstanding derivative securities and future issuances for various corporate purposes, including but not limited to, public or private financings, stock splits, stock dividends, potential strategic transactions, including mergers, acquisitions, strategic partnerships, joint ventures and other business combinations, as well as for other general corporate transactions.

The Reverse Stock Split will be effected simultaneously for all our then-existing Old Shares and the exchange ratio will be the same for all of our shares of outstanding Common Stock. The Reverse Stock Split will affect all of our stockholders uniformly and will not affect any stockholder’s percentage ownership interests in the Company, subject to the treatment for fractional shares described below. See “Fractional Shares” below. The New Shares issued pursuant to the Reverse Stock Split will be fully paid and non-assessable. All New Shares will have the same par value, voting rights and other rights as Old Shares. Stockholders of the Company do not have preemptive rights to acquire additional shares of Common Stock. The following table provides the effects of the Reverse Stock Split based on the ratios in the specified range and is based on 87,860,880 shares of Common Stock outstanding as of February 27, 2014.

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Proposed Reverse Stock Split	Percentage Reduction in the Outstanding Shares of Common Stock	Common Stock Outstanding after the Reverse Stock Split	Common Stock Available for Issuance after the Reverse Stock Split and Decrease in Authorized Common Stock(1)
1 for 12	91.7%	7,321,740	92,678,260
1 for 20	95.0%	4,393,044	95,606,956
1 for 25	96.0%	3,514,435	96,485,565
1 for 30	96.7%	2,928,696	97,071,304
1 for 40	97.5%	2,196,522	97,803,478
1 for 50	98.0%	1,757,217	98,242,783

(1)	The numbers in this column are based on the decrease in authorized number of Common Stock to 100,000,000 shares as discussed above.

A new CUSIP number will also be assigned to the Common Stock following the Reverse Stock Split.

Commencing at the Effective Time, all outstanding options, warrants and other convertible securities entitling holders thereof to purchase shares of Common Stock would entitle such holders to receive, upon exercise of their securities, a fraction (depending on the actual exchange ratio of the Reverse Stock Split) of the number of shares of Common Stock which such holders may purchase upon exercise or conversion of their securities. In addition, commencing at the Effective Time, the exercise or conversion price of all outstanding options, warrants and other convertible securities of the Company would be increased proportionally, based on the actual exchange ratio of the Reverse Stock Split.

Fractional Shares

No scrip or fractional shares would be issued if, as a result of the Reverse Stock Split, a stockholder would otherwise become entitled to receive a fractional share of Common Stock. In lieu of issuing fractional shares, the Company would round up to one whole share of Common Stock in the event a stockholder would be entitled to receive a fractional share of Common Stock.

Effect on Voting Rights of, and Dividends on, Common Stock

Proportionate voting rights and other rights of the holders of Common Stock would not be affected by the Reverse Stock Split. The percentage of outstanding shares owned by each stockholder prior to the Reverse Stock Split, if implemented, will remain the same, except for adjustment as a consequence of rounding up of any fractional shares created by the Reverse Stock Split. See “Fractional Shares” above.

We have not in the past declared, nor do we have any plans to declare in the immediately foreseeable future, any distributions of cash, dividends or other property, and we are not in arrears on any dividends. Therefore, we do not believe that the Reverse Stock Split would have any effect with respect to future distributions, if any, to our stockholders.

Effect on Liquidity

The decrease in the number of shares of our Common Stock outstanding as a consequence of the Reverse Stock Split may decrease the liquidity in our Common Stock if the anticipated beneficial effects do not occur. See “Purposes of the Reverse Stock Split” above. If implemented, the Reverse Stock Split may result in some stockholders owning “odd-lots” of less than 100 shares of Common Stock on a post-split basis. Odd lots may be more difficult to sell, or require greater transaction costs per share to sell than shares in “even lots” of even multiples of 100 shares.

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Certain U.S. Federal Income Tax Consequences

The following summary of certain material federal income tax consequences of the Reverse Stock Split does not purport to be a complete discussion of all of the possible federal income tax consequences and is included for general information only, is not intended as tax advice to any person and is not a comprehensive description of the tax consequences that may be relevant to each shareholder’s own particular circumstances. Further, it does not address any state, local, foreign or other income tax consequences, nor does it address the tax consequences to shareholders that are subject to special tax rules, such as shareholders who are subject to the alternative minimum tax, banks, insurance companies, regulated investment companies, personal holding companies, shareholders who are not “United States persons” as defined in section 7701(a)(30) of the Code, broker-dealers and tax-exempt entities. This summary is based on the Code, the Treasury regulations thereunder and proposed regulations, court decisions and current administrative rulings and pronouncements of the IRS, all of which are subject to change, possibly with retroactive effect. This summary addresses only those stockholders who hold their Old Shares as “capital assets” as defined in the Code (generally, property held for investment), and will hold the New Shares as capital assets.

Holders of Common Stock are advised to consult their own tax advisers regarding the federal income tax consequences of the Reverse Stock Split in light of their personal circumstances and the consequences under state, local and foreign tax laws, and also as to any estate or gift tax considerations.

We are structuring the Reverse Stock Split in an effort to obtain the following consequences:

•	the Reverse Stock Split will qualify as a recapitalization under section 368(a)(1)(E) of the Code for U.S. federal income tax purposes;

•	stockholders should not recognize any gain or loss as a result of the Reverse Stock Split;

•	the aggregate basis of a stockholder’s Old Shares will become the aggregate basis of the New Shares held by such stockholder immediately after the Reverse Stock Split; and

•	the holding period of the New Shares will include the stockholder’s holding period for the Old Shares.

The above discussion is not intended or written to be used, and cannot be used by any person, for the purpose of avoiding U.S. federal tax penalties. It was written solely in connection with the proposed Reverse Stock Split of our Common Stock.

No Appraisal Rights

Our stockholders will not have any right to elect to have the fair value of their shares judicially appraised and paid to them in cash in connection with, or as a result of, the Reverse Stock Split.

Effective Date of the Reverse Stock Split

We intend to effectuate the Reverse Stock Split sometime after the Maryland Conversion. However, the exact timing of the Reverse Stock Split will be determined by the Board based on its evaluation as to when such action will be the most advantageous to the Company and our stockholders. In addition, the Board reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to elect not to proceed with the Reverse Stock Split if the Board, in its sole discretion, determines that it is no longer in our best interests and the best interests of our stockholders. The Reverse Stock Split will become effective upon the filing of Articles of Amendment in the form attached hereto as Annex D to the Maryland charter adopted in connection with the Maryland Conversion with, and its acceptance for record by, the State Department of Assessments and Taxation of Maryland or at a later date and time specified in the Articles of Amendment (the “Effective Time”), but in no event prior to the end of the 20-day period following the date on which this Information Statement is mailed first to our stockholders.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, proxy statements and other information with the SEC. You may obtain such SEC filings from the SEC’s website at http://www.sec.gov. You can also read and copy these materials at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information about the operation of the SEC’s public reference room by calling the SEC at 1-800-SEC-0330.

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DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

If hard copies of the materials are requested, we will send only one Information Statement and other corporate mailings to stockholders who share a single address unless we received contrary instructions from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, the Company will deliver promptly upon written or oral request a separate copy of the Information Statement to a stockholder at a shared address to which a single copy of the Information Statement was delivered. You may make such a written or oral request by (a) sending a written notification stating (i) your name, (ii) your shared address and (iii) the address to which the Company should direct the additional copy of the Information Statement, to the Company at Reven Housing REIT, Inc., P.O. Box 1459, La Jolla, CA 92038-1459, attention: Chief Executive Officer.

If multiple stockholders sharing an address have received one copy of this Information Statement or any other corporate mailing and would prefer the Company to mail each stockholder a separate copy of future mailings, you may send notification to or call the Company’s principal executive offices. Additionally, if current stockholders with a shared address received multiple copies of this Information Statement or other corporate mailings and would prefer the Company to mail one copy of future mailings to stockholders at the shared address, notification of such request may also be made by mail or telephone to the Company’s principal executive offices.

By Order of the Board of Directors, /s/ Chad M. Carpenter Chairman and Chief Executive Officer

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Annex A

Articles of Conversion

[See attached]

A-1

ARTICLES OF CONVERSION

converting

REVEN HOUSING REIT, INC.

a Colorado corporation

to

REVEN HOUSING REIT, INC.

a Maryland corporation

THIS IS TO CERTIFY THAT:

FIRST: Reven Housing REIT, Inc. is a Colorado corporation formed on April 26, 1995 (the “Converting Corporation”) and, by virtue of these Articles of Conversion and Articles of Incorporation filed for record herewith, is converting (the “Conversion”) to Reven Housing REIT, Inc., a corporation formed under the general laws of the State of Maryland (the “Converted Corporation”), on the terms and conditions set forth herein.

SECOND: Upon the completion of the Conversion in accordance with the Maryland General Corporation Law, the Colorado Business Corporation Act (the “CBCA”), and the Colorado Corporations and Associations Act (collectively with the CBCA, the “Colorado Conversion Statutes”), the Converted Corporation shall, for all purposes of the laws of the State of Maryland, continue as the same entity as the Converting Corporation, and the Conversion will have the effects set forth herein and in the Maryland General Corporation Law and the Colorado Conversion Statutes. Upon the completion of the Conversion:

(a) Each outstanding share of common stock of the Converting Corporation, par value $0.001 per share (the “Converting Corporation Common Stock”), shall, without any action on the part of any stockholder of the Converting Corporation, be converted into and exchanged for one share of common stock of the Converted Corporation, par value $0.001 per share.

(b) No shares of stock of the Converting Corporation of any class or series other than Converting Corporation Common Stock are issued or outstanding.

THIRD: The terms and conditions of the Conversion were advised, authorized and approved by the Converting Corporation in the manner and by the vote required by the laws of the State of Colorado and the Articles of Incorporation and Bylaws of the Converting Corporation.

FOURTH: The undersigned acknowledges these Articles of Conversion to be the act and deed of the Converting Corporation and, further, as to all matters or facts required to be verified under oath, the undersigned acknowledges that, to the best of his knowledge, information and belief, these matters and facts relating to the Converting Corporation are true in all material respects and that this statement is made under the penalties of perjury.

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IN WITNESS WHEREOF, these Articles of Conversion have been duly executed and attested on behalf of the Converting Corporation as of the _____ day of _________, 2014.

Attest:		REVEN HOUSING REIT, INC.
a Colorado corporation

By:
Name:	Name:
Title:	Title:

A-3

Annex B

Maryland Charter

[See attached]

B-1

REVEN HOUSING REIT, INC.

ARTICLES OF INCORPORATION

THIS IS TO CERTIFY THAT:

ARTICLE I

INCORPORATOR

The undersigned, Sharon A. Kroupa, whose address is c/o Venable LLP, 750 E. Pratt Street, Suite 900, Baltimore, Maryland 21202, being at least 18 years of age, by these Articles of Incorporation and by Articles of Conversion, [effective as of _____ a.m., Eastern Time, on _________, 2014,] does hereby convert Reven Housing REIT, Inc., a Colorado corporation formed on April 26, 1995, into a corporation formed under the general laws of the State of Maryland.

ARTICLE II

NAME

The name of the corporation (the “Corporation”) is:

Reven Housing REIT, Inc.

ARTICLE III

PURPOSE

The purposes for which the Corporation is formed are to engage in any lawful act or activity (including, without limitation or obligation, engaging in business as a real estate investment trust under the Internal Revenue Code of 1986, as amended, or any successor statute (the “Code”)) for which corporations may be organized under the general laws of the State of Maryland as now or hereafter in force. For purposes of the charter of the Corporation (as the term charter is defined in the Maryland General Corporation Law, as amended from time to time (the “MGCL”), the “Charter”), the term “REIT” means a real estate investment trust under Sections 856 through 860 of the Code or any successor provisions.

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ARTICLE IV

PRINCIPAL OFFICE IN STATE AND RESIDENT AGENT

The address of the principal office of the Corporation in the State of Maryland is c/o CSC-Lawyers Incorporating Service Company, 7 St. Paul Street, Suite 1660, Baltimore, Maryland 21202. The name and address of the resident agent of the Corporation in the State of Maryland are CSC-Lawyers Incorporating Service Company, 7 St. Paul Street, Suite 1660, Baltimore, Maryland 21202. The resident agent is a Maryland corporation.

ARTICLE V

PROVISIONS FOR DEFINING, LIMITING

AND REGULATING CERTAIN POWERS OF THE

 CORPORATION AND OF THE STOCKHOLDERS AND DIRECTORS

Section 5.1 Number of Directors. The business and affairs of the Corporation shall be managed under the direction of the Board of Directors. The number of directors of the Corporation initially shall be six, which number may be increased or decreased only by the Board of Directors pursuant to the Bylaws of the Corporation (the “Bylaws”), but shall never be less than the minimum number required by the MGCL. The names of the directors who shall serve until their successors are duly elected and qualify are:

Fred Xiaofan Bai

Jake Xiaohang Bai

 Chad M. Carpenter

Guojuan Chen

 Jon K. Haahr

Siyu Lan

The Corporation elects, effective at such time as it becomes eligible under Section 3-802 of the MGCL to make the election provided for under Section 3-804(c) of the MGCL, that, except as may be provided by the Board of Directors in setting the terms of any class or series of stock, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy shall serve for the remainder of the full term of the class of directors in which such vacancy occurred and until a successor is elected and qualifies.

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Section 5.2 Extraordinary Actions. Except as specifically provided in Section 5.8 (relating to removal of directors) and in the last sentence of Article VIII, notwithstanding any provision of law permitting or requiring any action to be taken or approved by the affirmative vote of stockholders entitled to cast a greater number of votes, any such action shall be effective and valid if declared advisable by the Board of Directors and taken or approved by the affirmative vote of stockholders entitled to cast a majority of all of the votes entitled to be cast on the matter.

Section 5.3 Authorization by Board of Stock Issuance. The Board of Directors may authorize the issuance from time to time of shares of stock of the Corporation of any class or series, whether now or hereafter authorized, or securities or rights convertible into shares of its stock of any class or series, whether now or hereafter authorized, for such consideration as the Board of Directors may deem advisable (or without consideration in the case of a stock split or stock dividend), subject to such restrictions or limitations, if any, as may be set forth in the Charter or the Bylaws.

Section 5.4 Preemptive and Appraisal Rights. Except as may be provided by the Board of Directors in setting the terms of classified or reclassified shares of stock pursuant to Section 6.4 or as may otherwise be provided by a contract approved by the Board of Directors, no holder of shares of stock of the Corporation shall, as such holder, have any preemptive right to purchase or subscribe for any additional shares of stock of the Corporation or any other security of the Corporation which it may issue or sell. Holders of shares of stock shall not be entitled to exercise any rights of an objecting stockholder provided for under Title 3, Subtitle 2 of the MGCL or any successor statute unless the Board of Directors, upon the affirmative vote of a majority of the Board of Directors and upon such terms and conditions as specified by the Board of Directors, shall determine that such rights apply, with respect to all or any shares of all or any classes or series of stock, to one or more transactions occurring after the date of such determination in connection with which holders of such shares would otherwise be entitled to exercise such rights. Notwithstanding the foregoing, in the event the Corporation is subject to the Maryland Control Share Acquisition Act, holders of shares of stock shall be entitled to exercise rights of an objecting stockholder under Section 3-708(a) of the MGCL unless otherwise provided in the Bylaws.

Section 5.5 Indemnification. The Corporation shall have the power, to the maximum extent permitted by Maryland law in effect from time to time, to obligate itself to indemnify, and to pay or reimburse reasonable expenses in advance of final disposition of a proceeding to, (a) any individual who is a present or former director or officer of the Corporation or (b) any individual who, while a director or officer of the Corporation and at the request of the Corporation, serves or has served as a director, officer, trustee, member, manager or partner of another corporation, real estate investment trust, limited liability company, partnership, joint venture, trust, employee benefit plan or any other enterprise from and against any claim or liability to which such person may become subject or which such person may incur by reason of his or her service in such capacity. The Corporation shall have the power, with the approval of the Board of Directors, to provide such indemnification and advancement of expenses to a person who served a predecessor of the Corporation in any of the capacities described in (a) or (b) above and to any employee or agent of the Corporation or a predecessor of the Corporation.

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Section 5.6 Determinations by Board. The determination as to any of the following matters, made by or pursuant to the direction of the Board of Directors, shall be final and conclusive and shall be binding upon the Corporation and every holder of shares of its stock: the amount of the net income of the Corporation for any period and the amount of assets at any time legally available for the payment of dividends, acquisition of its stock or the payment of other distributions on its stock; the amount of paid-in surplus, net assets, other surplus, cash flow, funds from operations, adjusted funds from operations, net profit, net assets in excess of capital, undivided profits or excess of profits over losses on sales of assets; the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged); any interpretation or resolution of any ambiguity with respect to any provision of the Charter (including any of the terms, preferences, conversion or other rights, voting powers or rights, restrictions, limitations as to dividends or other distributions, qualifications or terms or conditions of redemption of any shares of any class or series of stock of the Corporation) or of the Bylaws; the number of shares of stock of any class or series of the Corporation; the fair value, or any sale, bid or asked price to be applied in determining the fair value, of any asset owned or held by the Corporation or of any shares of stock of the Corporation; any matter relating to the acquisition, holding and disposition of any assets by the Corporation; any interpretation of the terms and conditions of one or more agreements with any person, corporation, association, company, trust, partnership (limited or general) or other organization; or any other matter relating to the business and affairs of the Corporation or required or permitted by applicable law, the Charter or Bylaws or otherwise to be determined by the Board of Directors.

Section 5.7 REIT Qualification. If the Corporation elects to qualify for U.S. federal income tax treatment as a REIT, the Board of Directors shall take such actions as it determines are necessary or appropriate to preserve the status of the Corporation as a REIT; however, if the Board of Directors determines that it is no longer in the best interests of the Corporation to attempt to, or continue to, qualify as a REIT, the Board of Directors may revoke or otherwise terminate the Corporation’s REIT election pursuant to Section 856(g) of the Code. The Board of Directors, in its sole and absolute discretion, also may (a) determine that compliance with any restriction or limitation on stock ownership and transfers set forth in Article VII is no longer required for REIT qualification and (b) make any other determination or take any other action pursuant to Article VII.

Section 5.8 Removal of Directors. Subject to the rights of holders of shares of one or more classes or series of Preferred Stock (as defined below) to elect or remove one or more directors, any director, or the entire Board of Directors, may be removed from office at any time, but only for cause and only by the affirmative vote of holders of shares entitled to cast at least two-thirds of the votes entitled to be cast generally in the election of directors. For the purpose of this paragraph, “cause” shall mean, with respect to any particular director, conviction of a felony or a final judgment of a court of competent jurisdiction holding that such director caused demonstrable, material harm to the Corporation through bad faith or active and deliberate dishonesty.

ARTICLE VI

STOCK

Section 6.1 Authorized Shares. The Corporation has authority to issue 625,000,000 shares of stock, consisting of 600,000,000 shares of Common Stock, $0.001 par value per share (“Common Stock”), and 25,000,000 shares of Preferred Stock, $0.001 par value per share (“Preferred Stock”). The aggregate par value of all authorized shares of stock having par value is $625,000. If shares of one class of stock are classified or reclassified into shares of another class of stock in accordance with this Article VI, the number of authorized shares of the former class shall be automatically decreased and the number of shares of the latter class shall be automatically increased, in each case by the number of shares so classified or reclassified, so that the aggregate number of shares of stock of all classes that the Corporation has authority to issue shall not be more than the total number of shares of stock set forth in the first sentence of this paragraph. The Board of Directors, with the approval of a majority of the entire Board and without any action by the stockholders of the Corporation, may amend the Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Corporation has authority to issue.

B-5

Section 6.2 Common Stock. Subject to the provisions of Article VII and except as may otherwise be specified in the Charter, each share of Common Stock shall entitle the holder thereof to one vote. The Board of Directors may reclassify any unissued shares of Common Stock from time to time into one or more classes or series of stock.

Section 6.3 Preferred Stock. The Board of Directors may classify any unissued shares of Preferred Stock and reclassify any previously classified but unissued shares of Preferred Stock of any series from time to time into one or more classes or series of stock.

Section 6.4 Classified or Reclassified Shares. Prior to the issuance of classified or reclassified shares of any class or series of stock, the Board of Directors by resolution shall: (a) designate that class or series to distinguish it from all other classes and series of stock of the Corporation; (b) specify the number of shares to be included in the class or series; (c) set or change, subject to the provisions of Article VII and subject to the express terms of any class or series of stock of the Corporation outstanding at the time, the preferences, conversion or other rights, voting powers (including any exclusive voting rights), restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions of redemption for each class or series; and (d) cause the Corporation to file articles supplementary with the State Department of Assessments and Taxation of Maryland (the “SDAT”). Any of the terms of any class or series of stock set or changed pursuant to clause (c) of this Section 6.4 may be made dependent upon facts or events ascertainable outside the Charter (including determinations by the Board of Directors or other facts or events within the control of the Corporation) and may vary among holders thereof, provided that the manner in which such facts, events or variations shall operate upon the terms of such class or series of stock is clearly and expressly set forth in the articles supplementary or other Charter document.

Section 6.5 Stockholders’ Consent in Lieu of Meeting. Any action required or permitted to be taken at any meeting of the holders of Common Stock entitled to vote generally in the election of directors may be taken without a meeting by consent, in writing or by electronic transmission, in any manner and by any vote permitted by the MGCL and set forth in the Bylaws.

Section 6.6 Charter and Bylaws. The rights of all stockholders and the terms of all shares of stock of the Corporation are subject to the provisions of the Charter and the Bylaws.

Section 6.7 Distributions. The Board of Directors from time to time may authorize the Corporation to declare and pay to stockholders such dividends or other distributions in cash or other assets of the Corporation or in securities of the Corporation, including in shares of one class or series of the Corporation’s stock payable to holders of shares of another class or series of stock of the Corporation, or from any other source as the Board of Directors in its sole and absolute discretion shall determine. The exercise of the powers and rights of the Board of Directors pursuant to this Section 6.7 shall be subject to the provisions of any class or series of shares of the Corporation’s stock at the time outstanding.

ARTICLE VII

 RESTRICTIONS ON TRANSFER AND OWNERSHIP OF SHARES OF STOCK

Section 7.1 Definitions. For the purpose of this Article VII, the following terms shall have the following meanings:

Aggregate Stock Ownership Limit. The term “Aggregate Stock Ownership Limit” shall mean 9.8 percent (in value or in number of shares, whichever is more restrictive) of the aggregate of the outstanding shares of Capital Stock, or such other percentage determined by the Board of Directors in accordance with Section 7.2.8 of the Charter. For the purposes of determining the percentage ownership of Capital Stock by any Person, shares of Capital Stock that may be acquired upon conversion, exchange or exercise of any securities of the Corporation directly or constructively held by such Person, but not shares of Capital Stock issuable with respect to the conversion, exchange or exercise of securities of the Corporation held by other Persons, shall be deemed to be outstanding prior to conversion, exchange or exercise.

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Beneficial Ownership. The term “Beneficial Ownership” shall mean ownership of Capital Stock by a Person, whether the interest in the shares of Capital Stock is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code. The terms “Beneficial Owner,” “Beneficially Owns” and “Beneficially Owned” shall have the correlative meanings.

Business Day. The term “Business Day” shall mean any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in New York City are authorized or required by law, regulation or executive order to close.

Capital Stock. The term “Capital Stock” shall mean all classes or series of stock of the Corporation, including, without limitation, Common Stock and Preferred Stock.

Charitable Beneficiary. The term “Charitable Beneficiary” shall mean one or more beneficiaries of the Trust as determined pursuant to Section 7.3.6, provided that each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code.

Common Stock Ownership Limit. The term “Common Stock Ownership Limit” shall mean 9.8 percent (in value or in number of shares, whichever is more restrictive) of the aggregate of the outstanding shares of Common Stock, or such other percentage determined by the Board of Directors in accordance with Section 7.2.8 of the Charter. For purposes of determining the percentage ownership of Common Stock by any Person, shares of Common Stock that may be acquired upon conversion, exchange or exercise of any securities of the Corporation directly or constructively held by such Person, but not shares of Common Stock issuable with respect to the conversion, exchange or exercise of securities of the Corporation held by other Persons, shall be deemed to be outstanding prior to conversion, exchange or exercise.

Constructive Ownership. The term “Constructive Ownership” shall mean ownership of Capital Stock by a Person, whether the interest in the shares of Capital Stock is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 318(a) of the Code, as modified by Section 856(d)(5) of the Code. The terms “Constructive Owner,” “Constructively Owns” and “Constructively Owned” shall have the correlative meanings.

Excepted Holder. The term “Excepted Holder” shall mean a stockholder of the Corporation for whom an Excepted Holder Limit is created by the Charter or by the Board of Directors pursuant to Section 7.2.7.

Excepted Holder Limit. The term “Excepted Holder Limit” shall mean, provided that the affected Excepted Holder agrees to comply with the requirements established by the Board of Directors pursuant to Section 7.2.7 and subject to adjustment pursuant to Sections 7.2.7 and 7.2.8, the percentage limit established by the Board of Directors pursuant to Section 7.2.7.

Initial Date. The term “Initial Date” shall mean the earlier of (i) the closing date of the issuance of shares of Common Stock pursuant to the initial underwritten public offering of the Corporation or (ii) such other date as determined by the Board of Directors in its sole and absolute discretion and set forth in a Certificate of Notice filed with, and accepted for record by, the SDAT.

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Market Price. The term “Market Price” on any date shall mean, with respect to any class or series of outstanding shares of Capital Stock, the Closing Price for such Capital Stock on such date. The “Closing Price” on any date shall mean the last sale price for such Capital Stock, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, for such Capital Stock, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on NASDAQ or, if such Capital Stock is not listed or admitted to trading on NASDAQ, as reported on the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which such Capital Stock is listed or admitted to trading or, if such Capital Stock is not listed or admitted to trading on any national securities exchange, the last quoted price, or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the principal automated quotation system that may then be in use or, if such Capital Stock is not quoted by any such system, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such Capital Stock selected by the Board of Directors or, in the event that no trading price is available for such Capital Stock, the fair market value of the Capital Stock, as determined by the Board of Directors.

NASDAQ. The term “NASDAQ” shall mean The NASDAQ Stock Market.

Person. The term “Person” shall mean an individual, corporation, partnership, limited liability company, estate, trust (including a trust qualified under Sections 401(a) or 501(c)(17) of the Code), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company or other entity and also includes a group as that term is used for purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, and a group to which an Excepted Holder Limit applies.

Prohibited Owner. The term “Prohibited Owner” shall mean, with respect to any purported Transfer, any Person who, but for the provisions of this Article VII, would Beneficially Own or Constructively Own shares of Capital Stock in violation of Section 7.2.1, and if appropriate in the context, shall also mean any Person who would have been the record owner of the shares that the Prohibited Owner would have so owned.

Restriction Termination Date. The term “Restriction Termination Date” shall mean the first day after the Initial Date on which the Board determines pursuant to Section 5.7 of the Charter that it is no longer in the best interests of the Corporation to attempt to, or continue to, qualify as a REIT or that compliance with any or all of the restrictions and limitations on Beneficial Ownership, Constructive Ownership and Transfers of shares of Capital Stock set forth herein is no longer required in order for the Corporation to qualify as a REIT.

Transfer. The term “Transfer” shall mean any issuance, sale, transfer, redemption, gift, assignment, devise or other disposition, as well as any other event that causes any Person to acquire or possess Beneficial Ownership or Constructive Ownership, or any agreement to take any such action or cause any such event, of Capital Stock or the right to vote or receive dividends on Capital Stock, including (a) the granting or exercise of any option (or any disposition of any option), (b) any disposition of any securities or rights convertible into or exchangeable for Capital Stock or any interest in Capital Stock or any exercise of any such conversion or exchange right and (c) Transfers of interests in other entities that result in changes in Beneficial Ownership or Constructive Ownership of Capital Stock; in each case, whether voluntary or involuntary, whether owned of record, Constructively Owned or Beneficially Owned and whether by operation of law or otherwise. The terms “Transferring” and “Transferred” shall have the correlative meanings.

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Trust. The term “Trust” shall mean any trust provided for in Section 7.3.1.

Trustee. The term “Trustee” shall mean the Person unaffiliated with the Corporation and a Prohibited Owner that is appointed by the Corporation to serve as trustee of the Trust.

Section 7.2 Capital Stock.

Section 7.2.1 Ownership Limitations. During the period commencing on the Initial Date and prior to the Restriction Termination Date, but subject to Section 7.4:

(a) Basic Restrictions.

(i) (1) No Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own shares of Capital Stock in excess of the Aggregate Stock Ownership Limit, (2) no Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own shares of Common Stock in excess of the Common Stock Ownership Limit and (3) no Excepted Holder shall Beneficially Own or Constructively Own shares of Capital Stock in excess of the Excepted Holder Limit for such Excepted Holder.

(ii) No Person shall Beneficially Own or Constructively Own shares of Capital Stock to the extent that such Beneficial Ownership or Constructive Ownership of Capital Stock would result in the Corporation being “closely held” within the meaning of Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year), or otherwise failing to qualify as a REIT (including, but not limited to, Beneficial Ownership or Constructive Ownership that would result in the Corporation owning (actually or Constructively) an interest in a tenant that is described in Section 856(d)(2)(B) of the Code if the income derived by the Corporation from such tenant would cause the Corporation to fail to satisfy any of the gross income requirements of Section 856(c) of the Code).

(iii) Any Transfer of shares of Capital Stock that, if effective, would result in the Capital Stock being beneficially owned by fewer than 100 Persons (determined under the principles of Section 856(a)(5) of the Code) shall be void ab initio, and the intended transferee shall acquire no rights in such shares of Capital Stock.

(b) Transfer in Trust. If any Transfer of shares of Capital Stock occurs which, if effective, would result in any Person Beneficially Owning or Constructively Owning shares of Capital Stock in violation of Section 7.2.1(a)(i) or (ii),

(i) then that number of shares of the Capital Stock the Beneficial Ownership or Constructive Ownership of which otherwise would cause such Person to violate Section 7.2.1(a)(i) or (ii) (rounded up to the nearest whole share) shall be automatically transferred to a Trust for the benefit of a Charitable Beneficiary, as described in Section 7.3, effective as of the close of business on the Business Day prior to the date of such Transfer, and such Person shall acquire no rights in such shares; or

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(ii) if the transfer to the Trust described in clause (i) of this sentence would not be effective for any reason to prevent the violation of Section 7.2.1(a)(i) or (ii), then the Transfer of that number of shares of Capital Stock that otherwise would cause any Person to violate Section 7.2.1(a)(i) or (ii) shall be void ab initio, and the intended transferee shall acquire no rights in such shares of Capital Stock.

(iii) To the extent that, upon a transfer of shares of Capital Stock to a Trust pursuant to this Section 7.2.1(b), a violation of any provision of this Article VII would nonetheless be continuing (for example where the ownership of shares of Capital Stock by a single Trust would violate the 100 stockholder requirement applicable to REITs), then shares of Capital Stock shall be transferred to that number of Trusts, each having a distinct Trustee and a Charitable Beneficiary or Charitable Beneficiaries that are distinct from those of each other Trust, such that there is no violation of any provision of this Article VII.

Section 7.2.2 Remedies for Breach. If the Board of Directors shall at any time determine that a Transfer or other event has taken place that results in a violation of Section 7.2.1 or that a Person intends to acquire or has attempted to acquire Beneficial Ownership or Constructive Ownership of any shares of Capital Stock in violation of Section 7.2.1 (whether or not such violation is intended), the Board of Directors shall take such action as it deems advisable to refuse to give effect to or to prevent such Transfer or other event, including, without limitation, causing the Corporation to redeem shares, refusing to give effect to such Transfer on the books of the Corporation or instituting proceedings to enjoin such Transfer or other event; provided, however, that any Transfer or attempted Transfer or other event in violation of Section 7.2.1 shall automatically result in the transfer to the Trust described above, and, where applicable, such Transfer (or other event) shall be void ab initio as provided above irrespective of any action (or non-action) by the Board of Directors.

Section 7.2.3 Notice of Restricted Transfer. Any Person who acquires or attempts or intends to acquire Beneficial Ownership or Constructive Ownership of shares of Capital Stock that will or may violate Section 7.2.1(a) or any Person who would have owned shares of Capital Stock that resulted in a transfer to the Trust pursuant to the provisions of Section 7.2.1(b) shall immediately give written notice to the Corporation of such event or, in the case of such a proposed or attempted transaction, give at least 15 days prior written notice, and shall provide to the Corporation such other information as the Corporation may request in order to determine the effect, if any, of such Transfer on the Corporation’s status as a REIT.

Section 7.2.4 Owners Required To Provide Information. From the Initial Date and prior to the Restriction Termination Date:

(a) every owner of five percent or more (or such lower percentage as required by the Code or the U.S. Treasury Department regulations promulgated thereunder) of the outstanding shares of Capital Stock, within 30 days after the end of each taxable year, shall give written notice to the Corporation stating the name and address of such owner, the number of shares of Capital Stock Beneficially Owned and a description of the manner in which such shares are held. Each such owner shall provide to the Corporation such additional information as the Corporation may request in order to determine the effect, if any, of such Beneficial Ownership on the Corporation’s status as a REIT and to ensure compliance with the Aggregate Stock Ownership Limit and the Common Stock Ownership Limit; and

(b) each Person who is a Beneficial Owner or Constructive Owner of Capital Stock and each Person (including the stockholder of record) who is holding Capital Stock for a Beneficial Owner or Constructive Owner shall provide to the Corporation such information as the Corporation may request, in order to determine the Corporation’s status as a REIT and to comply with the requirements of any taxing authority or governmental authority or to determine such compliance and to ensure compliance with the Aggregate Stock Ownership Limit and the Common Stock Ownership Limit.

Section 7.2.5 Remedies Not Limited. Subject to Section 5.7 of the Charter, nothing contained in this Section 7.2 shall limit the authority of the Board of Directors to take such other action as it deems necessary or advisable to protect the Corporation in preserving the Corporation’s status as a REIT.

Section 7.2.6 Ambiguity. In the case of an ambiguity in the application of any of the provisions of this Section 7.2, Section 7.3 or any definition contained in Section 7.1, the Board of Directors may determine the application of the provisions of this Section 7.2 or Section 7.3 or any such definition with respect to any situation based on the facts known to it. In the event Section 7.2 or Section 7.3 requires an action by the Board of Directors and the Charter fails to provide specific guidance with respect to such action, the Board of Directors may determine the action to be taken so long as such action is not contrary to the provisions of Sections 7.1, 7.2 or 7.3. Absent a decision to the contrary by the Board of Directors (which the Board may make in its sole and absolute discretion), if a Person would have (but for the remedies set forth in Section 7.2.2) acquired Beneficial Ownership or Constructive Ownership of Capital Stock in violation of Section 7.2.1, such remedies (as applicable) shall apply first to the shares of Capital Stock that, but for such remedies, would have been actually owned by such Person, and second to shares of Capital Stock that, but for such remedies, would have been Beneficially Owned or Constructively Owned (but not actually owned) by such Person, pro rata among the Persons who actually own such shares of Capital Stock based upon the relative number of the shares of Capital Stock held by each such Person.

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Section 7.2.7 Exceptions.

(a) Subject to Section 7.2.1(a)(ii), the Board of Directors may exempt (prospectively or retroactively) a Person from the Aggregate Stock Ownership Limit and the Common Stock Ownership Limit, as the case may be, and may establish or increase an Excepted Holder Limit for such Person if the Corporation obtains such representations and undertakings from such Person as are reasonably necessary for the Board of Directors to determine that:

(i) no individual’s Beneficial or Constructive Ownership of such shares of Capital Stock will violate Section 7.2.1(a)(ii); and

(ii) such Person does not and will not own, actually or Constructively, an interest in a tenant of the Corporation (or a tenant of any entity owned or controlled by the Corporation) that would cause the Corporation to own, actually or Constructively, more than a 9.9% interest (as set forth in Section 856(d)(2)(B) of the Code) in such tenant (for this purpose, a tenant shall not be treated as a tenant of the Corporation if the Corporation (or an entity owned or controlled by the Corporation) derives (and is expected to continue to derive) a sufficiently small amount of revenue from such tenant such that, in the determination of the Board of Directors, rent from such tenant would not, individually or in the aggregate with other revenues of the Corporation, adversely affect the Corporation’s ability to qualify as a REIT).

Any violation or attempted violation of any such representations or undertakings (or other action which is contrary to the restrictions contained in Sections 7.2.1 through 7.2.6) will result in such shares of Capital Stock being automatically transferred to a Trust in accordance with Sections 7.2.1(b) and 7.3.

(b) Prior to granting any exception pursuant to Section 7.2.7(a), the Board of Directors may require a ruling from the Internal Revenue Service, or an opinion of counsel, in either case in form and substance satisfactory to the Board of Directors, as it may deem necessary or advisable in order to determine or ensure the Corporation’s status as a REIT. Notwithstanding the receipt of any ruling or opinion, the Board of Directors may impose such conditions or restrictions as it deems appropriate in connection with granting such exception.

(c) Subject to Section 7.2.1(a)(ii), an underwriter or placement agent that participates in a public offering or a private placement of Capital Stock (or securities convertible into or exchangeable for Capital Stock) may Beneficially Own or Constructively Own shares of Capital Stock (or securities convertible into or exchangeable for Capital Stock) in excess of the Aggregate Stock Ownership Limit, the Common Stock Ownership Limit, or both such limits, but only to the extent necessary to facilitate such public offering or private placement.

(d) The Board of Directors may only reduce the Excepted Holder Limit for an Excepted Holder: (1) with the written consent of such Excepted Holder at any time, or (2) pursuant to the terms and conditions of the agreements and undertakings entered into with such Excepted Holder in connection with the establishment of the Excepted Holder Limit for that Excepted Holder. No Excepted Holder Limit shall be reduced to a percentage that is less than the Aggregate Stock Ownership Limit or the Common Stock Ownership Limit, as the case may be.

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Section 7.2.8 Increase or Decrease in Aggregate Stock Ownership and Common Stock Ownership Limits. Subject to Section 7.2.1(a)(ii) and this Section 7.2.8, the Board of Directors may from time to time increase or decrease the Common Stock Ownership Limit and the Aggregate Stock Ownership Limit for one or more Persons and increase or decrease the Common Stock Ownership Limit and the Aggregate Stock Ownership Limit for all other Persons. No decreased Common Stock Ownership Limit or Aggregate Stock Ownership Limit will be effective for any Person whose percentage of ownership of Capital Stock is in excess of such decreased Common Stock Ownership Limit or Aggregate Stock Ownership Limit, as applicable, until such time as such Person’s percentage of ownership of Capital Stock equals or falls below the decreased Common Stock Ownership Limit or Aggregate Stock Ownership Limit, as applicable; provided, however, any further acquisition of Capital Stock by any such Person (other than a Person for whom an exemption has been granted pursuant to Section 7.2.7(a) or an Excepted Holder) in excess of the Capital Stock owned by such person on the date the decreased Common Stock Ownership Limit or Aggregate Stock Ownership Limit, as applicable, became effective will be in violation of the Common Stock Ownership Limit or Aggregate Stock Ownership Limit. No increase to the Common Stock Ownership Limit or Aggregate Stock Ownership Limit may be approved if the new Common Stock Ownership Limit and/or Aggregate Stock Ownership Limit would allow five or fewer Persons to Beneficially Own, in the aggregate, more than 49.9% in value of the outstanding Capital Stock.

Section 7.2.9 Legend. Each certificate for shares of Capital Stock, if certificated, or the notice in lieu of a certificate, if any, shall bear substantially the following legend:

The shares represented by this certificate are subject to restrictions on Beneficial Ownership and Constructive Ownership and Transfer for the purpose, among others, of the Corporation’s maintenance of its status as a Real Estate Investment Trust under the Internal Revenue Code of 1986, as amended (the “Code”). Subject to certain further restrictions and except as expressly provided in the Corporation’s Charter, (i) no Person may Beneficially Own or Constructively Own shares of the Corporation’s Common Stock in excess of the Common Stock Ownership Limit, unless such Person is an Excepted Holder (in which case the Excepted Holder Limit shall be applicable); (ii) no Person may Beneficially Own or Constructively Own shares of Capital Stock of the Corporation in excess of the Aggregate Stock Ownership Limit, unless such Person is an Excepted Holder (in which case the Excepted Holder Limit shall be applicable); (iii) no Person may Beneficially Own or Constructively Own Capital Stock that would result in the Corporation being “closely held” under Section 856(h) of the Code or otherwise cause the Corporation to fail to qualify as a REIT; and (iv) no Person may Transfer shares of Capital Stock if such Transfer would result in the Capital Stock of the Corporation being owned by fewer than 100 Persons. Any Person who Beneficially Owns or Constructively Owns or attempts or intends to Beneficially Own or Constructively Own shares of Capital Stock which cause or will cause a Person to Beneficially Own or Constructively Own shares of Capital Stock in excess or in violation of the above limitations must immediately notify the Corporation. If any of the restrictions on transfer or ownership are violated, the shares of Capital Stock represented hereby will be automatically transferred to a Trustee of a Trust for the benefit of one or more Charitable Beneficiaries. In addition, the Corporation may redeem shares upon the terms and conditions specified by the Board of Directors in its sole discretion if the Board of Directors determines that ownership or a Transfer or other event may violate the restrictions described above. Furthermore, upon the occurrence of certain events, attempted Transfers in violation of the restrictions described above may be void ab initio. All capitalized terms in this legend have the meanings given to them in the Charter of the Corporation, as the same may be amended from time to time, a copy of which, including the restrictions on transfer and ownership, will be furnished to each holder of Capital Stock of the Corporation on request and without charge. Requests for such a copy may be directed to the Secretary of the Corporation at its principal office.

Instead of the foregoing legend, the certificate or notice may state that the Corporation will furnish a full statement about certain restrictions on ownership and transferability to a stockholder on request and without charge.

Section 7.3 Transfer of Capital Stock in Trust.

Section 7.3.1 Ownership in Trust. Upon any purported Transfer or other event described in Section 7.2.1(b) that would result in a transfer of shares of Capital Stock to a Trust, such shares of Capital Stock shall be deemed to have been transferred to the Trustee as trustee of a Trust for the exclusive benefit of one or more Charitable Beneficiaries. Such transfer to the Trustee shall be deemed to be effective as of the close of business on the Business Day prior to the purported Transfer or other event that results in the transfer to the Trust pursuant to Section 7.2.1(b). The Trustee shall be appointed by the Corporation and shall be a Person unaffiliated with the Corporation and any Prohibited Owner. Each Charitable Beneficiary shall be designated by the Corporation as provided in Section 7.3.6.

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Section 7.3.2 Status of Shares Held by the Trustee. Shares of Capital Stock held by the Trustee shall be issued and outstanding shares of Capital Stock of the Corporation. The Prohibited Owner shall have no rights in the shares held by the Trustee. The Prohibited Owner shall not benefit economically from ownership of any shares held in trust by the Trustee, shall have no rights to dividends or other distributions and shall not possess any rights to vote or other rights attributable to the shares held in the Trust.

Section 7.3.3 Dividend and Voting Rights. The Trustee shall have all voting rights and rights to dividends or other distributions with respect to shares of Capital Stock held in the Trust, which rights shall be exercised for the exclusive benefit of the Charitable Beneficiary. Any dividend or other distribution paid prior to the discovery by the Corporation that the shares of Capital Stock have been transferred to the Trustee shall be paid by the recipient of such dividend or distribution to the Trustee upon demand, and any dividend or other distribution authorized but unpaid shall be paid when due to the Trustee. Any dividend or distribution so paid to the Trustee shall be held in trust for the Charitable Beneficiary. The Prohibited Owner shall have no voting rights with respect to shares of Capital Stock held in the Trust and, subject to Maryland law, effective as of the date that the shares of Capital Stock have been transferred to the Trust, the Trustee shall have the authority (at the Trustee’s sole discretion) (i) to rescind as void any vote cast by a Prohibited Owner prior to the discovery by the Corporation that the shares of Capital Stock have been transferred to the Trust and (ii) to recast such vote in accordance with the desires of the Trustee acting for the benefit of the Charitable Beneficiary; provided, however, that if the Corporation has already taken irreversible corporate action, then the Trustee shall not have the authority to rescind and recast such vote. Notwithstanding the provisions of this Article VII, until the Corporation has received notification that shares of Capital Stock have been transferred into a Trust, the Corporation shall be entitled to rely on its stock transfer and other stockholder records for purposes of preparing lists of stockholders entitled to vote at meetings, determining the validity and authority of proxies and otherwise conducting votes and determining the other rights of stockholders.

Section 7.3.4 Sale of Shares by Trustee. Within 20 days of receiving notice from the Corporation that shares of Capital Stock have been transferred to the Trust, the Trustee of the Trust shall sell the shares held in the Trust to a person, designated by the Trustee, whose ownership of the shares will not violate the ownership limitations set forth in Section 7.2.1(a). Upon such sale, the interest of the Charitable Beneficiary in the shares sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Prohibited Owner and to the Charitable Beneficiary as provided in this Section 7.3.4. The Prohibited Owner shall receive the lesser of (1) the price paid by the Prohibited Owner for the shares or, if the Prohibited Owner did not give value for the shares in connection with the event causing the shares to be held in the Trust (e.g., in the case of a gift, devise or other such transaction), the Market Price of the shares on the day of the event causing the shares to be held in the Trust and (2) the price per share received by the Trustee (net of any commissions and other expenses of sale) from the sale or other disposition of the shares held in the Trust. The Trustee may reduce the amount payable to the Prohibited Owner by the amount of dividends and distributions which have been paid to the Prohibited Owner and are owed by the Prohibited Owner to the Trustee pursuant to Section 7.3.3 of this Article VII. Any net sales proceeds in excess of the amount payable to the Prohibited Owner shall be retained by or immediately paid to the Charitable Beneficiary. If, prior to the discovery by the Corporation that shares of Capital Stock have been transferred to the Trustee, such shares are sold by a Prohibited Owner, then (i) such shares shall be deemed to have been sold on behalf of the Trust and (ii) to the extent that the Prohibited Owner received an amount for such shares that exceeds the amount that such Prohibited Owner was entitled to receive pursuant to this Section 7.3.4, such excess shall be paid to the Trustee upon demand.

Section 7.3.5 Purchase Right in Stock Transferred to the Trustee. Shares of Capital Stock transferred to the Trustee shall be deemed to have been offered for sale to the Corporation, or its designee, at a price per share equal to the lesser of (i) the price per share in the transaction that resulted in such transfer to the Trust (or, in the case of a devise or gift, the Market Price at the time of such devise or gift) and (ii) the Market Price on the date the Corporation, or its designee, accepts such offer. The Corporation may reduce the amount payable to the Prohibited Owner by the amount of dividends and distributions which have been paid to the Prohibited Owner and are owed by the Prohibited Owner to the Trustee pursuant to Section 7.3.3 of this Article VII. The Corporation may pay the amount of such reduction to the Trustee for the benefit of the Charitable Beneficiary. The Corporation shall have the right to accept such offer until the Trustee has sold the shares held in the Trust pursuant to Section 7.3.4. Upon such a sale to the Corporation, the interest of the Charitable Beneficiary in the shares sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Prohibited Owner.

Section 7.3.6 Designation of Charitable Beneficiaries. By written notice to the Trustee, the Corporation shall designate one or more nonprofit organizations to be the Charitable Beneficiary or Charitable Beneficiaries of the interest in the Trust such that the shares of Capital Stock held in the Trust would not violate the restrictions set forth in Section 7.2.1(a) in the hands of such Charitable Beneficiary or Charitable Beneficiaries. Neither the failure of the Corporation to make such designation nor the failure of the Corporation to appoint the Trustee before the automatic transfer provided in Section 7.2.1(b) shall make such transfer ineffective, provided that the Corporation thereafter makes such designation and appointment.

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Section 7.4 NASDAQ Transactions. Nothing in this Article VII shall preclude the settlement of any transaction entered into through the facilities of NASDAQ or any other national securities exchange or automated inter-dealer quotation system. The fact that the settlement of any transaction occurs shall not negate the effect of any other provision of this Article VII and any transferee in such a transaction shall be subject to all of the provisions and limitations set forth in this Article VII.

Section 7.5 Enforcement. The Corporation is authorized specifically to seek equitable relief, including injunctive relief, to enforce the provisions of this Article VII.

Section 7.6 Non-Waiver. No delay or failure on the part of the Corporation or the Board of Directors in exercising any right hereunder shall operate as a waiver of any right of the Corporation or the Board of Directors, as the case may be, except to the extent specifically waived in writing.

ARTICLE VIII

AMENDMENTS

The Corporation reserves the right from time to time to make any amendment to the Charter, now or hereafter authorized by law, including any amendment altering the terms or contract rights, as expressly set forth in the Charter, of any shares of outstanding stock. All rights and powers conferred by the Charter on stockholders, directors and officers are granted subject to this reservation. Except for amendments to Section 5.8 of the Charter and except for those amendments permitted to be made without stockholder approval under Maryland law or by specific provision in the Charter, any amendment to the Charter shall be valid only if declared advisable by the Board of Directors and approved by the affirmative vote of holders of shares entitled to cast a majority of all the votes entitled to be cast on the matter. Any amendment to Section 5.8 or to this sentence of the Charter shall be valid only if declared advisable by the Board of Directors and approved by the affirmative vote of holders of shares entitled to cast at least two-thirds of all the votes entitled to be cast on the matter.

ARTICLE IX

LIMITATION OF LIABILITY

To the maximum extent that Maryland law in effect from time to time permits limitation of the liability of directors and officers of a corporation, no present or former director or officer of the Corporation shall be liable to the Corporation or its stockholders for money damages. Neither the amendment nor repeal of this Article IX, nor the adoption or amendment of any other provision of the Charter or Bylaws inconsistent with this Article IX, shall apply to or affect in any respect the applicability of the preceding sentence with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, I have signed these Articles of Incorporation and acknowledge the same to be my act on this ___ day of ____________, 2014.

________________________
Sharon A. Kroupa

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Annex C

Maryland Bylaws

[See attached]

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REVEN HOUSING REIT, INC.

BYLAWS

ARTICLE I

OFFICES

Section 1. PRINCIPAL OFFICE. The principal office of Reven Housing REIT, Inc., a Maryland corporation (the “Corporation”), in the State of Maryland shall be located at such place as the Board of Directors may designate.

Section 2. ADDITIONAL OFFICES. The Corporation may have additional offices, including a principal executive office, at such places as the Board of Directors may from time to time determine or the business of the Corporation may require.

ARTICLE II

MEETINGS OF STOCKHOLDERS

Section 1. PLACE. All meetings of stockholders shall be held at the principal executive office of the Corporation or at such other place as shall be set in accordance with these Bylaws and stated in the notice of the meeting.

Section 2. ANNUAL MEETING. An annual meeting of stockholders for the election of directors and the transaction of any business within the powers of the Corporation shall be held on the date and at the time and place set by the Board of Directors.

Section 3. SPECIAL MEETINGS.

(a) General. Each of the chairman of the board, chief executive officer, president and Board of Directors may call a special meeting of stockholders. Except as provided in subsection (b)(4) of this Section 3, a special meeting of stockholders shall be held on the date and at the time and place set by the chairman of the board, chief executive officer, president or Board of Directors, whoever has called the meeting. Subject to subsection (b) of this Section 3, a special meeting of stockholders shall also be called by the secretary of the Corporation to act on any matter that may properly be considered at a meeting of stockholders upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast on such matter at such meeting.

(b) Stockholder-Requested Special Meetings. (1) Any stockholder of record seeking to have stockholders request a special meeting shall, by sending written notice to the secretary (the “Record Date Request Notice”) by registered mail, return receipt requested, request the Board of Directors to fix a record date to determine the stockholders entitled to request a special meeting (the “Request Record Date”). The Record Date Request Notice shall set forth the purpose of the meeting and the matters proposed to be acted on at it, shall be signed by one or more stockholders of record as of the date of signature (or their agents duly authorized in a writing accompanying the Record Date Request Notice), shall bear the date of signature of each such stockholder (or such agent) and shall set forth all information relating to each such stockholder and each matter proposed to be acted on at the meeting that would be required to be disclosed in connection with the solicitation of proxies for the election of directors in an election contest (even if an election contest is not involved), or would otherwise be required in connection with such a solicitation, in each case pursuant to Regulation 14A (or any successor provision) under the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the “Exchange Act”). Upon receiving the Record Date Request Notice, the Board of Directors may fix a Request Record Date. The Request Record Date shall not precede and shall not be more than ten days after the close of business on the date on which the resolution fixing the Request Record Date is adopted by the Board of Directors. If the Board of Directors, within ten days after the date on which a valid Record Date Request Notice is received, fails to adopt a resolution fixing the Request Record Date, the Request Record Date shall be the close of business on the tenth day after the first date on which a Record Date Request Notice is received by the secretary.

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(2) In order for any stockholder to request a special meeting to act on any matter that may properly be considered at a meeting of stockholders, one or more written requests for a special meeting (collectively, the “Special Meeting Request”) signed by stockholders of record (or their agents duly authorized in a writing accompanying the request) as of the Request Record Date entitled to cast not less than a majority of all of the votes entitled to be cast on such matter at such meeting (the “Special Meeting Percentage”) shall be delivered to the secretary. In addition, the Special Meeting Request shall (a) set forth the purpose of the meeting and the matters proposed to be acted on at it (which shall be limited to those lawful matters set forth in the Record Date Request Notice received by the secretary), (b) bear the date of signature of each such stockholder (or such agent) signing the Special Meeting Request, (c) set forth (i) the name and address, as they appear in the Corporation’s books, of each stockholder signing such request (or on whose behalf the Special Meeting Request is signed), (ii) the class, series and number of all shares of stock of the Corporation which are owned (beneficially or of record) by each such stockholder and (iii) the nominee holder for, and number of, shares of stock of the Corporation owned beneficially but not of record by such stockholder, (d) be sent to the secretary by registered mail, return receipt requested, and (e) be received by the secretary within 60 days after the Request Record Date. Any requesting stockholder (or agent duly authorized in a writing accompanying the revocation of the Special Meeting Request) may revoke his, her or its request for a special meeting at any time by written revocation delivered to the secretary.

(3) The secretary shall inform the requesting stockholders of the reasonably estimated cost of preparing and mailing or delivering the notice of the meeting (including the Corporation’s proxy materials). The secretary shall not be required to call a special meeting upon stockholder request and such meeting shall not be held unless, in addition to the documents required by paragraph (2) of this Section 3(b), the secretary receives payment of such reasonably estimated cost prior to the preparation and mailing or delivery of such notice of the meeting.

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(4) In the case of any special meeting called by the secretary upon the request of stockholders (a “Stockholder-Requested Meeting”), such meeting shall be held at such place, date and time as may be designated by the Board of Directors; provided, however, that the date of any Stockholder-Requested Meeting shall be not more than 90 days after the record date for such meeting (the “Meeting Record Date”); and provided further that if the Board of Directors fails to designate, within ten days after the date that a valid Special Meeting Request is actually received by the secretary (the “Delivery Date”), a date and time for a Stockholder-Requested Meeting, then such meeting shall be held at 2:00 p.m., local time, on the 90th day after the Meeting Record Date or, if such 90th day is not a Business Day (as defined below), on the first preceding Business Day; and provided further that in the event that the Board of Directors fails to designate a place for a Stockholder-Requested Meeting within ten days after the Delivery Date, then such meeting shall be held at the principal executive office of the Corporation. In fixing a date for a Stockholder-Requested Meeting, the Board of Directors may consider such factors as it deems relevant, including, without limitation, the nature of the matters to be considered, the facts and circumstances surrounding any request for the meeting and any plan of the Board of Directors to call an annual meeting or a special meeting. In the case of any Stockholder-Requested Meeting, if the Board of Directors fails to fix a Meeting Record Date that is a date within 30 days after the Delivery Date, then the close of business on the 30th day after the Delivery Date shall be the Meeting Record Date. The Board of Directors may revoke the notice for any Stockholder-Requested Meeting in the event that the requesting stockholders fail to comply with the provisions of paragraph (3) of this Section 3(b).

(5) If written revocations of the Special Meeting Request have been delivered to the secretary and the result is that stockholders of record (or their agents duly authorized in writing), as of the Request Record Date, entitled to cast less than the Special Meeting Percentage have delivered, and not revoked, requests for a special meeting on the matter to the secretary: (i) if the notice of meeting has not already been delivered, the secretary shall refrain from delivering the notice of the meeting and send to all requesting stockholders who have not revoked such requests written notice of any revocation of a request for a special meeting on the matter, or (ii) if the notice of meeting has been delivered and if the secretary first sends to all requesting stockholders who have not revoked requests for a special meeting on the matter written notice of any revocation of a request for the special meeting and written notice of the Corporation’s intention to revoke the notice of the meeting or for the chairman of the meeting to adjourn the meeting without action on the matter, (A) the secretary may revoke the notice of the meeting at any time before ten days before the commencement of the meeting or (B) the chairman of the meeting may call the meeting to order and adjourn the meeting without acting on the matter. Any request for a special meeting received after a revocation by the secretary of a notice of a meeting shall be considered a request for a new special meeting.

(6) The chairman of the board, chief executive officer, president or Board of Directors may appoint regionally or nationally recognized independent inspectors of elections to act as the agent of the Corporation for the purpose of promptly performing a ministerial review of the validity of any purported Special Meeting Request received by the secretary. For the purpose of permitting the inspectors to perform such review, no such purported Special Meeting Request shall be deemed to have been received by the secretary until the earlier of (i) five Business Days after actual receipt by the secretary of such purported request and (ii) such date as the independent inspectors certify to the Corporation that the valid requests received by the secretary represent, as of the Request Record Date, stockholders of record entitled to cast not less than the Special Meeting Percentage. Nothing contained in this paragraph (6) shall in any way be construed to suggest or imply that the Corporation or any stockholder shall not be entitled to contest the validity of any request, whether during or after such five Business Day period, or to take any other action (including, without limitation, the commencement, prosecution or defense of any litigation with respect thereto, and the seeking of injunctive relief in such litigation).

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(7) For purposes of these Bylaws, “Business Day” shall mean any day other than a Saturday, a Sunday or a day on which banking institutions in the State of California are authorized or obligated by law or executive order to close.

Section 4. NOTICE. Not less than ten nor more than 90 days before each meeting of stockholders, the secretary shall give to each stockholder entitled to vote at such meeting and to each stockholder not entitled to vote who is entitled to notice of the meeting notice in writing or by electronic transmission stating the time and place of the meeting and, in the case of a special meeting or as otherwise may be required by any statute, the purpose for which the meeting is called, by mail, by presenting it to such stockholder personally, by leaving it at the stockholder’s residence or usual place of business, by electronic transmission or by any other means permitted by Maryland law. If mailed, such notice shall be deemed to be given when deposited in the United States mail addressed to the stockholder at the stockholder’s address as it appears on the records of the Corporation, with postage thereon prepaid. If transmitted electronically, such notice shall be deemed to be given when transmitted to the stockholder by an electronic transmission to any address or number of the stockholder at which the stockholder receives electronic transmissions. The Corporation may give a single notice to all stockholders who share an address, which single notice shall be effective as to any stockholder at such address, unless such stockholder objects to receiving such single notice or revokes a prior consent to receiving such single notice. Failure to give notice of any meeting to one or more stockholders, or any irregularity in such notice, shall not affect the validity of any meeting fixed in accordance with this Article II or the validity of any proceedings at any such meeting.

Subject to Section 11(a) of this Article II, any business of the Corporation may be transacted at an annual meeting of stockholders without being specifically designated in the notice, except such business as is required by any statute to be stated in such notice. No business shall be transacted at a special meeting of stockholders except as specifically designated in the notice. The Corporation may postpone or cancel a meeting of stockholders by making a public announcement (as defined in Section 11(c)(3) of this Article II) of such postponement or cancellation prior to the meeting. Notice of the date, time and place to which the meeting is postponed shall be given not less than ten days prior to such date and otherwise in the manner set forth in this section.

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Section 5. ORGANIZATION AND CONDUCT. Every meeting of stockholders shall be conducted by an individual appointed by the Board of Directors to be chairman of the meeting or, in the absence of such appointment or appointed individual, by the chairman of the board or, in the case of a vacancy in the office or absence of the chairman of the board, by one of the following officers present at the meeting in the following order: the vice chairman of the board, if there is one, the chief executive officer, the president, the vice presidents in their order of rank and seniority, the secretary, or, in the absence of such officers, a chairman chosen by the stockholders by the vote of a majority of the votes cast by stockholders present in person or by proxy. The secretary, or, in the secretary’s absence, an assistant secretary, or, in the absence of both the secretary and assistant secretaries, an individual appointed by the Board of Directors or, in the absence of such appointment, an individual appointed by the chairman of the meeting shall act as secretary. In the event that the secretary presides at a meeting of stockholders, an assistant secretary, or, in the absence of all assistant secretaries, an individual appointed by the Board of Directors or the chairman of the meeting, shall record the minutes of the meeting. The order of business and all other matters of procedure at any meeting of stockholders shall be determined by the chairman of the meeting. The chairman of the meeting may prescribe such rules, regulations and procedures and take such action as, in the discretion of the chairman and without any action by the stockholders, are appropriate for the proper conduct of the meeting, including, without limitation, (a) restricting admission to the time set for the commencement of the meeting; (b) limiting attendance at the meeting to stockholders of record of the Corporation, their duly authorized proxies and such other individuals as the chairman of the meeting may determine; (c) limiting participation at the meeting on any matter to stockholders of record of the Corporation entitled to vote on such matter, their duly authorized proxies and other such individuals as the chairman of the meeting may determine; (d) limiting the time allotted to questions or comments; (e) determining when and for how long the polls should be opened and when the polls should be closed; (f) maintaining order and security at the meeting; (g) removing any stockholder or any other individual who refuses to comply with meeting procedures, rules or guidelines as set forth by the chairman of the meeting; (h) concluding a meeting or recessing or adjourning the meeting, whether or not a quorum is present, to a later date and time and at a place announced at the meeting; and (i) complying with any state and local laws and regulations concerning safety and security. Unless otherwise determined by the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.

Section 6. QUORUM. At any meeting of stockholders, the presence in person or by proxy of stockholders entitled to cast a majority of all the votes entitled to be cast at such meeting on any matter shall constitute a quorum; but this section shall not affect any requirement under any statute or the charter of the Corporation (the “Charter”) for the vote necessary for the approval of any matter. If such quorum is not established at any meeting of the stockholders, the chairman of the meeting may adjourn the meeting sine die or from time to time to a date not more than 120 days after the original record date without notice other than announcement at the meeting. At such adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted at the meeting as originally notified.

The stockholders present either in person or by proxy, at a meeting which has been duly called and at which a quorum has been established, may continue to transact business until adjournment, notwithstanding the withdrawal from the meeting of enough stockholders to leave fewer than would be required to establish a quorum.

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Section 7. VOTING. A plurality of all the votes cast at a meeting of stockholders duly called and at which a quorum is present shall be sufficient to elect a director. Each share entitles the holder thereof to vote for as many individuals as there are directors to be elected and for whose election the holder is entitled to vote. A majority of the votes cast at a meeting of stockholders duly called and at which a quorum is present shall be sufficient to approve any other matter which may properly come before the meeting, unless more than a majority of the votes cast is required by statute or by the Charter. Unless otherwise provided by statute or by the Charter, each outstanding share, regardless of class, entitles the holder thereof to cast one vote on each matter submitted to a vote at a meeting of stockholders. Voting on any question or in any election may be viva voce unless the chairman of the meeting shall order that voting be by ballot or otherwise.

Section 8. PROXIES. A holder of record of shares of stock of the Corporation may cast votes in person or by proxy executed by the stockholder or by the stockholder’s duly authorized agent in any manner permitted by law. Such proxy or evidence of authorization of such proxy shall be filed with the secretary of the Corporation before or at the meeting. No proxy shall be valid more than eleven months after its date unless otherwise provided in the proxy.

Section 9. VOTING OF STOCK BY CERTAIN HOLDERS. Stock of the Corporation registered in the name of a corporation, limited liability company, partnership, joint venture, trust or other entity, if entitled to be voted, may be voted by the president or a vice president, managing member, manager, general partner or trustee thereof, as the case may be, or a proxy appointed by any of the foregoing individuals, unless some other person who has been appointed to vote such stock pursuant to a bylaw or a resolution of the governing body of such corporation or other entity or agreement of the partners of a partnership presents a certified copy of such bylaw, resolution or agreement, in which case such person may vote such stock. Any trustee or fiduciary, in such capacity, may vote stock registered in such trustee’s or fiduciary’s name, either in person or by proxy.

Shares of stock of the Corporation directly or indirectly owned by it shall not be voted at any meeting and shall not be counted in determining the total number of outstanding shares entitled to be voted at any given time, unless they are held by it in a fiduciary capacity, in which case they may be voted and shall be counted in determining the total number of outstanding shares at any given time.

The Board of Directors may adopt by resolution a procedure by which a stockholder may certify in writing to the Corporation that any shares of stock registered in the name of the stockholder are held for the account of a specified person other than the stockholder. The resolution shall set forth the class of stockholders who may make the certification, the purpose for which the certification may be made, the form of certification and the information to be contained in it; if the certification is with respect to a record date, the time after the record date within which the certification must be received by the Corporation; and any other provisions with respect to the procedure which the Board of Directors considers necessary or desirable. On receipt by the Corporation of such certification, the person specified in the certification shall be regarded as, for the purposes set forth in the certification, the holder of record of the specified stock in place of the stockholder who makes the certification.

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Section 10. INSPECTORS. The Board of Directors or the chairman of the meeting may appoint, before or at the meeting, one or more inspectors for the meeting and any successor to the inspector. Except as otherwise provided by the chairman of the meeting, the inspectors, if any, shall (i) determine the number of shares of stock represented at the meeting, in person or by proxy, and the validity and effect of proxies, (ii) receive and tabulate all votes, ballots or consents, (iii) report such tabulation to the chairman of the meeting, (iv) hear and determine all challenges and questions arising in connection with the right to vote, and (v) do such acts as are proper to fairly conduct the election or vote. Each such report shall be in writing and signed by the inspector or by a majority of them if there is more than one inspector acting at such meeting. If there is more than one inspector, the report of a majority shall be the report of the inspectors. The report of the inspector or inspectors on the number of shares represented at the meeting and the results of the voting shall be prima facie evidence thereof.

Section 11. ADVANCE NOTICE OF STOCKHOLDER NOMINEES FOR DIRECTOR AND OTHER STOCKHOLDER PROPOSALS.

(a) Annual Meetings of Stockholders. (1) Nominations of individuals for election to the Board of Directors and the proposal of other business to be considered by the stockholders may be made at an annual meeting of stockholders (i) pursuant to the Corporation’s notice of meeting, (ii) by or at the direction of the Board of Directors or (iii) by any stockholder of the Corporation who was a stockholder of record both at the time of giving of notice by the stockholder as provided for in this Section 11(a) and at the time of the annual meeting, who is entitled to vote at the meeting in the election of each individual so nominated or on any such other business and who has complied with this Section 11(a).

(2) For any nomination or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (iii) of paragraph (a)(1) of this Section 11, the stockholder must have given timely notice thereof in writing to the secretary of the Corporation and any such other business must otherwise be a proper matter for action by the stockholders. To be timely, a stockholder’s notice shall set forth all information required under this Section 11 and shall be delivered to the secretary at the principal executive office of the Corporation not earlier than the 150th day nor later than 5:00 p.m., Pacific Time, on the 120th day prior to the first anniversary of the date of the proxy statement (as defined in Section 11(c)(3) of this Article II) for the preceding year’s annual meeting; provided, however, that in connection with the Corporation’s first annual meeting or in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, in order for notice by the stockholder to be timely, such notice must be so delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m., Pacific Time, on the later of the 120th day prior to the date of such annual meeting, as originally convened, or the tenth day following the day on which public announcement of the date of such meeting is first made. The public announcement of a postponement or adjournment of an annual meeting shall not commence a new time period for the giving of a stockholder’s notice as described above.

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(3) Such stockholder’s notice shall set forth:

(i) as to each individual whom the stockholder proposes to nominate for election or reelection as a director (each, a “Proposed Nominee”), all information relating to the Proposed Nominee that would be required to be disclosed in connection with the solicitation of proxies for the election of the Proposed Nominee as a director in an election contest (even if an election contest is not involved), or would otherwise be required in connection with such solicitation, in each case pursuant to Regulation 14A (or any successor provision) under the Exchange Act;

(ii) as to any other business that the stockholder proposes to bring before the meeting, a description of such business, the stockholder’s reasons for proposing such business at the meeting and any material interest in such business of such stockholder or any Stockholder Associated Person (as defined below), individually or in the aggregate, including any anticipated benefit to the stockholder or the Stockholder Associated Person therefrom;

(iii) as to the stockholder giving the notice, any Proposed Nominee and any Stockholder Associated Person,

(A) the class, series and number of all shares of stock or other securities of the Corporation or any affiliate thereof (collectively, the “Company Securities”), if any, which are owned (beneficially or of record) by such stockholder, Proposed Nominee or Stockholder Associated Person, the date on which each such Company Security was acquired and the investment intent of such acquisition, and any short interest (including any opportunity to profit or share in any benefit from any decrease in the price of such stock or other security) in any Company Securities of any such person,

(B) the nominee holder for, and number of, any Company Securities owned beneficially but not of record by such stockholder, Proposed Nominee or Stockholder Associated Person,

(C) whether and the extent to which such stockholder, Proposed Nominee or Stockholder Associated Person, directly or indirectly (through brokers, nominees or otherwise), is subject to or during the last six months has engaged in any hedging, derivative or other transaction or series of transactions or entered into any other agreement, arrangement or understanding (including any short interest, any borrowing or lending of securities or any proxy or voting agreement), the effect or intent of which is to (I) manage risk or benefit of changes in the price of Company Securities for such stockholder, Proposed Nominee or Stockholder Associated Person or (II) increase or decrease the voting power of such stockholder, Proposed Nominee or Stockholder Associated Person in the Corporation or any affiliate thereof disproportionately to such person’s economic interest in the Company Securities, and

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(D) any substantial interest, direct or indirect (including, without limitation, any existing or prospective commercial, business or contractual relationship with the Corporation), by security holdings or otherwise, of such stockholder, Proposed Nominee or Stockholder Associated Person, in the Corporation or any affiliate thereof, other than an interest arising from the ownership of Company Securities where such stockholder, Proposed Nominee or Stockholder Associated Person receives no extra or special benefit not shared on a pro rata basis by all other holders of the same class or series;

(iv) as to the stockholder giving the notice, any Stockholder Associated Person with an interest or ownership referred to in clauses (ii) or (iii) of this paragraph (3) of this Section 11(a) and any Proposed Nominee,

(A) the name and address of such stockholder, as they appear on the Corporation’s stock ledger, and the current name and business address, if different, of each such Stockholder Associated Person and any Proposed Nominee and

(B) the investment strategy or objective, if any, of such stockholder and each such Stockholder Associated Person who is not an individual and a copy of the prospectus, offering memorandum or similar document, if any, provided to investors or potential investors in such stockholder and each such Stockholder Associated Person;

(v) the name and address of any person who contacted or was contacted by the stockholder giving the notice or any Stockholder Associated Person about the Proposed Nominee or other business proposal prior to the date of such stockholder’s notice; and

(vi) to the extent known by the stockholder giving the notice, the name and address of any other stockholder supporting the nominee for election or reelection as a director or the proposal of other business on the date of such stockholder’s notice.

(4) Such stockholder’s notice shall, with respect to any Proposed Nominee, be accompanied by a certificate executed by the Proposed Nominee (i) certifying that such Proposed Nominee (a) is not, and will not become, a party to any agreement, arrangement or understanding with any person or entity other than the Corporation in connection with service or action as a director that has not been disclosed to the Corporation and (b) will serve as a director of the Corporation if elected; and (ii) attaching a completed Proposed Nominee questionnaire (which questionnaire shall be provided by the Corporation, upon request, to the stockholder providing the notice and shall include all information relating to the Proposed Nominee that would be required to be disclosed in connection with the solicitation of proxies for the election of the Proposed Nominee as a director in an election contest (even if an election contest is not involved), or would otherwise be required in connection with such solicitation, in each case pursuant to Regulation 14A (or any successor provision) under the Exchange Act and the rules thereunder, or would be required pursuant to the rules of any national securities exchange on which any securities of the Corporation are listed or over-the-counter market on which any securities of the Corporation are traded).

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(5) Notwithstanding anything in this subsection (a) of this Section 11 to the contrary, in the event that the number of directors to be elected to the Board of Directors is increased, and there is no public announcement of such action at least 130 days prior to the first anniversary of the date of the proxy statement (as defined in Section 11(c)(3) of this Article II) for the preceding year’s annual meeting, a stockholder’s notice required by this Section 11(a) shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the secretary at the principal executive office of the Corporation not later than 5:00 p.m., Pacific Time, on the tenth day following the day on which such public announcement is first made by the Corporation.

(6) For purposes of this Section 11, “Stockholder Associated Person” of any stockholder shall mean (i) any person acting in concert with such stockholder, (ii) any beneficial owner of shares of stock of the Corporation owned of record or beneficially by such stockholder (other than a stockholder that is a depositary) and (iii) any person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such stockholder or such Stockholder Associated Person.

(b) Special Meetings of Stockholders. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting. Nominations of individuals for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected only (i) by or at the direction of the Board of Directors or (ii) provided that the special meeting has been called in accordance with Section 3(a) of this Article II for the purpose of electing directors, by any stockholder of the Corporation who is a stockholder of record both at the time of giving of notice provided for in this Section 11 and at the time of the special meeting, who is entitled to vote at the meeting in the election of each individual so nominated and who has complied with the notice procedures set forth in this Section 11. In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more individuals to the Board of Directors, any stockholder may nominate an individual or individuals (as the case may be) for election as a director as specified in the Corporation’s notice of meeting, if the stockholder’s notice, containing the information required by paragraphs (a)(3) and (4) of this Section 11, is delivered to the secretary at the principal executive office of the Corporation not earlier than the 120th day prior to such special meeting and not later than 5:00 p.m., Pacific Time, on the later of the 90th day prior to such special meeting or the tenth day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. The public announcement of a postponement or adjournment of a special meeting shall not commence a new time period for the giving of a stockholder’s notice as described above.

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(c) General. (1) If information submitted pursuant to this Section 11 by any stockholder proposing a nominee for election as a director or any proposal for other business at a meeting of stockholders shall be inaccurate in any material respect, such information may be deemed not to have been provided in accordance with this Section 11. Any such stockholder shall notify the Corporation of any inaccuracy or change (within two Business Days of becoming aware of such inaccuracy or change) in any such information. Upon written request by the secretary or the Board of Directors, any such stockholder shall provide, within five Business Days of delivery of such request (or such other period as may be specified in such request), (A) written verification, satisfactory, in the discretion of the Board of Directors or any authorized officer of the Corporation, to demonstrate the accuracy of any information submitted by the stockholder pursuant to this Section 11, and (B) a written update of any information (including, if requested by the Corporation, written confirmation by such stockholder that it continues to intend to bring such nomination or other business proposal before the meeting) submitted by the stockholder pursuant to this Section 11 as of an earlier date. If a stockholder fails to provide such written verification or written update within such period, the information as to which written verification or a written update was requested may be deemed not to have been provided in accordance with this Section 11.

(2) Only such individuals who are nominated in accordance with this Section 11 shall be eligible for election by stockholders as directors, and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with this Section 11. The chairman of the meeting shall have the power to determine whether a nomination or any other business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with this Section 11.

(3) For purposes of this Section 11, “the date of the proxy statement” shall have the same meaning as “the date of the company’s proxy statement released to shareholders” as used in Rule 14a-8(e) promulgated under the Exchange Act, as interpreted by the Securities and Exchange Commission from time to time. “Public announcement” shall mean disclosure (A) in a press release reported by the Dow Jones News Service, Associated Press, Business Wire, PR Newswire or other widely circulated news or wire service or (B) in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to the Exchange Act.

(4) Notwithstanding the foregoing provisions of this Section 11, a stockholder shall also comply with all applicable requirements of state law and of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section 11. Nothing in this Section 11 shall be deemed to affect any right of a stockholder to request inclusion of a proposal in, or the right of the Corporation to omit a proposal from, any proxy statement filed by the Corporation with the Securities and Exchange Commission pursuant to Rule 14a-8 (or any successor provision) under the Exchange Act. Nothing in this Section 11 shall require disclosure of revocable proxies received by the stockholder or Stockholder Associated Person pursuant to a solicitation of proxies after the filing of an effective Schedule 14A by such stockholder or Stockholder Associated Person under Section 14(a) of the Exchange Act.

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Section 12. CONTROL SHARE ACQUISITION ACT. Notwithstanding any other provision of the Charter or these Bylaws, Title 3, Subtitle 7 of the Maryland General Corporation Law, or any successor statute (the “MGCL”), shall not apply to any acquisition by any person of shares of stock of the Corporation. This section may be repealed, in whole or in part, at any time, whether before or after an acquisition of control shares and, upon such repeal, may, to the extent provided by any successor bylaw, apply to any prior or subsequent control share acquisition.

Section 13. STOCKHOLDERS’ CONSENT IN LIEU OF MEETING. Any action required or permitted to be taken at any meeting of stockholders may be taken without a meeting (a) if a unanimous consent setting forth the action is given in writing or by electronic transmission by each stockholder entitled to vote on the matter and filed with the minutes of proceedings of the stockholders or (b) if the action is advised, and submitted to the stockholders for approval, by the Board of Directors and a consent in writing or by electronic transmission of stockholders entitled to cast not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting of stockholders is delivered to the Corporation in accordance with the MGCL. The Corporation shall give notice of any action taken by less than unanimous consent to each stockholder not later than ten days after the effective time of such action.

ARTICLE III

DIRECTORS

Section 1. GENERAL POWERS. The business and affairs of the Corporation shall be managed under the direction of its Board of Directors.

Section 2. NUMBER, TENURE, QUALIFICATIONS AND RESIGNATION. At any regular meeting or at any special meeting called for that purpose, a majority of the entire Board of Directors may establish, increase or decrease the number of directors, provided that the number thereof shall never be less than the minimum number required by the MGCL, nor more than 15, and further provided that the tenure of office of a director shall not be affected by any decrease in the number of directors. Any director of the Corporation may resign at any time by delivering his or her resignation to the Board of Directors, the chairman of the board or the secretary. Any resignation shall take effect immediately upon its receipt or at such later time specified in the resignation. The acceptance of a resignation shall not be necessary to make it effective unless otherwise stated in the resignation.

Section 3. ANNUAL AND REGULAR MEETINGS. An annual meeting of the Board of Directors shall be held immediately after and at the same place as the annual meeting of stockholders, no notice other than this Bylaw being necessary. In the event such meeting is not so held, the meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided for special meetings of the Board of Directors. The Board of Directors may provide, by resolution, the time and place for the holding of regular meetings of the Board of Directors without other notice than such resolution.

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Section 4. SPECIAL MEETINGS. Special meetings of the Board of Directors may be called by or at the request of the chairman of the board, the chief executive officer, the president or a majority of the directors then in office. The person or persons authorized to call special meetings of the Board of Directors may fix any place as the place for holding any special meeting of the Board of Directors called by them. The Board of Directors may provide, by resolution, the time and place for the holding of special meetings of the Board of Directors without other notice than such resolution.

Section 5. NOTICE. Notice of any special meeting of the Board of Directors shall be delivered personally or by telephone, electronic mail, facsimile transmission, courier or United States mail to each director at his or her business or residence address. Notice by personal delivery, telephone, electronic mail or facsimile transmission shall be given at least 24 hours prior to the meeting. Notice by United States mail shall be given at least three days prior to the meeting. Notice by courier shall be given at least two days prior to the meeting. Telephone notice shall be deemed to be given when the director or his or her agent is personally given such notice in a telephone call to which the director or his or her agent is a party. Electronic mail notice shall be deemed to be given upon transmission of the message to the electronic mail address given to the Corporation by the director. Facsimile transmission notice shall be deemed to be given upon completion of the transmission of the message to the number given to the Corporation by the director and receipt of a completed answer-back indicating receipt. Notice by United States mail shall be deemed to be given when deposited in the United States mail properly addressed, with postage thereon prepaid. Notice by courier shall be deemed to be given when deposited with or delivered to a courier properly addressed. Neither the business to be transacted at, nor the purpose of, any annual, regular or special meeting of the Board of Directors need be stated in the notice, unless specifically required by statute or these Bylaws.

Section 6. QUORUM. A majority of the directors shall constitute a quorum for the transaction of business at any meeting of the Board of Directors, provided that, if less than a majority of such directors is present at such meeting, a majority of the directors present may adjourn the meeting from time to time without further notice, and provided further that if, pursuant to applicable law, the Charter or these Bylaws, the vote of a majority or other percentage of a particular group of directors is required for action, a quorum must also include a majority or such other percentage of such group.

The directors present at a meeting which has been duly called and at which a quorum has been established may continue to transact business until adjournment, notwithstanding the withdrawal from the meeting of enough directors to leave fewer than required to establish a quorum.

Section 7. VOTING. The action of a majority of the directors present at a meeting at which a quorum is present shall be the action of the Board of Directors, unless the concurrence of a greater proportion is required for such action by applicable law, the Charter or these Bylaws. If enough directors have withdrawn from a meeting to leave fewer than required to establish a quorum, but the meeting is not adjourned, the action of the majority of that number of directors necessary to constitute a quorum at such meeting shall be the action of the Board of Directors, unless the concurrence of a greater proportion is required for such action by applicable law, the Charter or these Bylaws.

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Section 8. ORGANIZATION. At each meeting of the Board of Directors, the chairman of the board or, in the absence of the chairman, the vice chairman of the board, if any, shall act as chairman of the meeting. In the absence of both the chairman and vice chairman of the board, the chief executive officer or, in the absence of the chief executive officer, the president or, in the absence of the president, a director chosen by a majority of the directors present, shall act as chairman of the meeting. The secretary or, in his or her absence, an assistant secretary of the Corporation, or, in the absence of the secretary and all assistant secretaries, an individual appointed by the chairman of the meeting, shall act as secretary of the meeting.

Section 9. TELEPHONE MEETINGS. Directors may participate in a meeting by means of a conference telephone or other communications equipment if all persons participating in the meeting can hear each other at the same time. Participation in a meeting by these means shall constitute presence in person at the meeting.

Section 10. CONSENT BY DIRECTORS WITHOUT A MEETING. Any action required or permitted to be taken at any meeting of the Board of Directors may be taken without a meeting, if a consent in writing or by electronic transmission to such action is given by each director and is filed with the minutes of proceedings of the Board of Directors.

Section 11. VACANCIES. If for any reason any or all of the directors cease to be directors, such event shall not terminate the Corporation or affect these Bylaws or the powers of the remaining directors hereunder. Until such time as the Corporation becomes subject to Section 3-804(c) of the MGCL, any vacancy on the Board of Directors for any cause other than an increase in the number of directors may be filled by a majority of the remaining directors, even if such majority is less than a quorum; any vacancy in the number of directors created by an increase in the number of directors may be filled by a majority vote of the entire Board of Directors; and any individual so elected as director shall serve until the next annual meeting of stockholders and until his or her successor is elected and qualifies. At such time as the Corporation becomes subject to Section 3-804(c) of the MGCL and except as may be provided by the Board of Directors in setting the terms of any class or series of preferred stock, any vacancy on the Board of Directors may be filled only by a majority of the remaining directors, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy shall serve for the remainder of the full term of the class in which the vacancy occurred and until a successor is elected and qualifies.

Section 12. COMPENSATION. Directors shall not receive any stated salary for their services as directors but, by resolution of the Board of Directors, may receive compensation per year and/or per meeting and/or per visit to real property or other facilities owned or leased by the Corporation and for any service or activity they performed or engaged in as directors. Directors may be reimbursed for expenses of attendance, if any, at each annual, regular or special meeting of the Board of Directors or of any committee thereof and for their expenses, if any, in connection with each property visit and any other service or activity they perform or engage in as directors; but nothing herein contained shall be construed to preclude any directors from serving the Corporation in any other capacity and receiving compensation therefor.

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Section 13. RELIANCE. Each director and officer of the Corporation shall, in the performance of his or her duties with respect to the Corporation, be entitled to rely on any information, opinion, report or statement, including any financial statement or other financial data, prepared or presented by an officer or employee of the Corporation whom the director or officer reasonably believes to be reliable and competent in the matters presented, by a lawyer, certified public accountant or other person, as to a matter which the director or officer reasonably believes to be within the person’s professional or expert competence, or, with respect to a director, by a committee of the Board of Directors on which the director does not serve, as to a matter within its designated authority, if the director reasonably believes the committee to merit confidence.

Section 14. RATIFICATION. The Board of Directors or the stockholders may ratify and make binding on the Corporation any action or inaction by the Corporation or its officers to the extent that the Board of Directors or the stockholders could have originally authorized the matter. Moreover, any action or inaction questioned in any stockholders’ derivative proceeding or any other proceeding on the ground of lack of authority, defective or irregular execution, adverse interest of a director, officer or stockholder, non-disclosure, miscomputation, the application of improper principles or practices of accounting or otherwise, may be ratified, before or after judgment, by the Board of Directors or by the stockholders, and if so ratified, shall have the same force and effect as if the questioned action or inaction had been originally duly authorized, and such ratification shall be binding upon the Corporation and its stockholders and shall constitute a bar to any claim or execution of any judgment in respect of such questioned action or inaction.

Section 15. CERTAIN RIGHTS OF DIRECTORS AND OFFICERS. Any director or officer, in his or her personal capacity or in a capacity as an affiliate, employee, or agent of any other person, or otherwise, may have business interests and engage in business activities similar to, in addition to or in competition with those of or relating to the Corporation.

Section 16. EMERGENCY PROVISIONS. Notwithstanding any other provision in the Charter or these Bylaws, this Section 16 shall apply during the existence of any catastrophe, or other similar emergency condition, as a result of which a quorum of the Board of Directors under Article III of these Bylaws cannot readily be obtained (an “Emergency”). During any Emergency, unless otherwise provided by the Board of Directors, (i) a meeting of the Board of Directors or a committee thereof may be called by any director or officer by any means feasible under the circumstances; (ii) notice of any meeting of the Board of Directors during such an Emergency may be given less than 24 hours prior to the meeting to as many directors and by such means as may be feasible at the time, including publication, television or radio; and (iii) the number of directors necessary to constitute a quorum shall be one-third of the entire Board of Directors.

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ARTICLE IV

COMMITTEES

Section 1. NUMBER, TENURE AND QUALIFICATIONS. The Board of Directors may appoint from among its members an Executive Committee, an Audit Committee, a Compensation Committee, a Nominating and Corporate Governance Committee and one or more other committees, composed of one or more directors, to serve at the pleasure of the Board of Directors.

Section 2. POWERS. The Board of Directors may delegate to committees appointed under Section 1 of this Article any of the powers of the Board of Directors, except as prohibited by law.

Section 3. MEETINGS. Notice of committee meetings shall be given in the same manner as notice for special meetings of the Board of Directors. A majority of the members of the committee shall constitute a quorum for the transaction of business at any meeting of the committee. The act of a majority of the committee members present at a meeting shall be the act of such committee. The Board of Directors may designate a chairman of any committee, and such chairman or, in the absence of a chairman, any two members of any committee (if there are at least two members of the committee) may fix the time and place of its meeting unless the Board shall otherwise provide. In the absence of any member of any such committee, the members thereof present at any meeting, whether or not they constitute a quorum, may appoint another director to act in the place of such absent member.

Section 4. TELEPHONE MEETINGS. Members of a committee of the Board of Directors may participate in a meeting by means of a conference telephone or other communications equipment if all persons participating in the meeting can hear each other at the same time. Participation in a meeting by these means shall constitute presence in person at the meeting.

Section 5. CONSENT BY COMMITTEES WITHOUT A MEETING. Any action required or permitted to be taken at any meeting of a committee of the Board of Directors may be taken without a meeting, if a consent in writing or by electronic transmission to such action is given by each member of the committee and is filed with the minutes of proceedings of such committee.

Section 6. VACANCIES. Subject to the provisions hereof, the Board of Directors shall have the power at any time to change the membership of any committee, to fill any vacancy, to designate an alternate member to replace any absent or disqualified member or to dissolve any such committee.

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ARTICLE V

OFFICERS

Section 1. GENERAL PROVISIONS. The officers of the Corporation shall include a president, a secretary and a treasurer and may include a chairman of the board, a vice chairman of the board, a chief executive officer, one or more vice presidents, a chief operating officer, a chief financial officer, one or more assistant secretaries and one or more assistant treasurers. In addition, the Board of Directors may from time to time elect such other officers with such powers and duties as it shall deem necessary or desirable. The officers of the Corporation shall be elected annually by the Board of Directors, except that the chief executive officer or president may from time to time appoint one or more vice presidents, assistant secretaries and assistant treasurers or other officers. Each officer shall serve until his or her successor is elected and qualifies or until his or her death, or his or her resignation or removal in the manner hereinafter provided. Any two or more offices except president and vice president may be held by the same person. Election of an officer or agent shall not of itself create contract rights between the Corporation and such officer or agent.

Section 2. REMOVAL AND RESIGNATION. Any officer or agent of the Corporation may be removed, with or without cause, by the Board of Directors if in its judgment the best interests of the Corporation would be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Any officer of the Corporation may resign at any time by delivering his or her resignation to the Board of Directors, the chairman of the board, the chief executive officer, the president or the secretary. Any resignation shall take effect immediately upon its receipt or at such later time specified in the resignation. The acceptance of a resignation shall not be necessary to make it effective unless otherwise stated in the resignation. Such resignation shall be without prejudice to the contract rights, if any, of the Corporation.

Section 3. VACANCIES. A vacancy in any office may be filled by the Board of Directors for the balance of the term.

Section 4. CHAIRMAN OF THE BOARD. The Board of Directors may designate from among its members a chairman of the board, who shall not, solely by reason of these Bylaws, be an officer of the Corporation. The Board of Directors may designate the chairman of the board as an executive or non-executive chairman. The chairman of the board shall preside over the meetings of the Board of Directors. The chairman of the board shall perform such other duties as may be assigned to him or her by these Bylaws or the Board of Directors.

Section 5. CHIEF EXECUTIVE OFFICER. The Board of Directors may designate a chief executive officer. In the absence of such designation, the chairman of the board shall be the chief executive officer of the Corporation. The chief executive officer shall have general responsibility for implementation of the policies of the Corporation, as determined by the Board of Directors, and for the management of the business and affairs of the Corporation. He or she may execute any deed, mortgage, bond, contract or other instrument, except in cases where the execution thereof shall be expressly delegated by the Board of Directors or by these Bylaws to some other officer or agent of the Corporation or shall be required by law to be otherwise executed; and in general shall perform all duties incident to the office of chief executive officer and such other duties as may be prescribed by the Board of Directors from time to time.

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Section 6. CHIEF OPERATING OFFICER. The Board of Directors may designate a chief operating officer. The chief operating officer shall have the responsibilities and duties as determined by the Board of Directors or the chief executive officer.

Section 7. CHIEF FINANCIAL OFFICER. The Board of Directors may designate a chief financial officer. The chief financial officer shall have the responsibilities and duties as determined by the Board of Directors or the chief executive officer.

Section 8. PRESIDENT. In the absence of a chief executive officer, the president shall in general supervise and control all of the business and affairs of the Corporation. In the absence of a designation of a chief operating officer by the Board of Directors, the president shall be the chief operating officer. He or she may execute any deed, mortgage, bond, contract or other instrument, except in cases where the execution thereof shall be expressly delegated by the Board of Directors or by these Bylaws to some other officer or agent of the Corporation or shall be required by law to be otherwise executed; and in general shall perform all duties incident to the office of president and such other duties as may be prescribed by the Board of Directors from time to time.

Section 9. VICE PRESIDENTS. In the absence of the president or in the event of a vacancy in such office, the vice president (or in the event there be more than one vice president, the vice presidents in the order designated at the time of their election or, in the absence of any designation, then in the order of their election) shall perform the duties of the president and when so acting shall have all the powers of and be subject to all the restrictions upon the president; and shall perform such other duties as from time to time may be assigned to such vice president by the chief executive officer, the president or the Board of Directors. The Board of Directors may designate one or more vice presidents as executive vice president, senior vice president, or vice president for particular areas of responsibility.

Section 10. SECRETARY. The secretary shall (a) keep the minutes of the proceedings of the stockholders, the Board of Directors and committees of the Board of Directors in one or more books provided for that purpose; (b) see that all notices are duly given in accordance with the provisions of these Bylaws or as required by law; (c) be custodian of the corporate records and of the seal of the Corporation; (d) keep a register of the post office address of each stockholder which shall be furnished to the secretary by such stockholder; (e) have general charge of the stock transfer books of the Corporation; and (f) in general perform such other duties as from time to time may be assigned to him or her by the chief executive officer, the president or the Board of Directors.

Section 11. TREASURER. The treasurer shall have the custody of the funds and securities of the Corporation, shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation, shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors and in general perform such other duties as from time to time may be assigned to him or her by the chief executive officer, the president or the Board of Directors. In the absence of a designation of a chief financial officer by the Board of Directors, the treasurer shall be the chief financial officer of the Corporation.

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The treasurer shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the president and Board of Directors, at the regular meetings of the Board of Directors or whenever it may so require, an account of all his or her transactions as treasurer and of the financial condition of the Corporation.

Section 12. ASSISTANT SECRETARIES AND ASSISTANT TREASURERS. The assistant secretaries and assistant treasurers, in general, shall perform such duties as shall be assigned to them by the secretary or treasurer, respectively, or by the chief executive officer, the president or the Board of Directors.

Section 13. COMPENSATION. The compensation of the officers shall be fixed from time to time by or under the authority of the Board of Directors and no officer shall be prevented from receiving such compensation by reason of the fact that he or she is also a director.

ARTICLE VI

CONTRACTS, CHECKS AND DEPOSITS

Section 1. CONTRACTS. The Board of Directors may authorize any officer or agent to enter into any contract or to execute and deliver any instrument in the name of and on behalf of the Corporation and such authority may be general or confined to specific instances. Any agreement, deed, mortgage, lease or other document shall be valid and binding upon the Corporation when duly authorized or ratified by action of the Board of Directors and executed by an authorized person.

Section 2. CHECKS AND DRAFTS. All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the Corporation shall be signed by such officer or agent of the Corporation in such manner as shall from time to time be determined by the Board of Directors.

Section 3. DEPOSITS. All funds of the Corporation not otherwise employed shall be deposited or invested from time to time to the credit of the Corporation as the Board of Directors, the chief executive officer, the president, the chief financial officer, or any other officer designated by the Board of Directors may determine.

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ARTICLE VII

STOCK

Section 1. CERTIFICATES. Except as may be otherwise provided by the Board of Directors, stockholders of the Corporation are not entitled to certificates representing the shares of stock held by them. In the event that the Corporation issues shares of stock represented by certificates, such certificates shall be in such form as prescribed by the Board of Directors or a duly authorized officer, shall contain the statements and information required by the MGCL and shall be signed by the officers of the Corporation in any manner permitted by the MGCL. In the event that the Corporation issues shares of stock without certificates, to the extent then required by the MGCL, the Corporation shall provide to the record holders of such shares a written statement of the information required by the MGCL to be included on stock certificates. There shall be no differences in the rights and obligations of stockholders based on whether or not their shares are represented by certificates.

Section 2. TRANSFERS. All transfers of shares of stock shall be made on the books of the Corporation, by the holder of the shares, in person or by his or her attorney, in such manner as the Board of Directors or any officer of the Corporation may prescribe and, if such shares are certificated, upon surrender of certificates duly endorsed. The issuance of a new certificate upon the transfer of certificated shares is subject to the determination of the Board of Directors that such shares shall no longer be represented by certificates. Upon the transfer of any uncertificated shares, the Corporation shall provide to the record holders of such shares, to the extent then required by the MGCL, a written statement of the information required by the MGCL to be included on stock certificates.

The Corporation shall be entitled to treat the holder of record of any share of stock as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share or on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise expressly provided by the laws of the State of Maryland.

Notwithstanding the foregoing, transfers of shares of any class or series of stock will be subject in all respects to the Charter and all of the terms and conditions contained therein.

Section 3. REPLACEMENT CERTIFICATE. Any officer of the Corporation may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost, destroyed, stolen or mutilated, upon the making of an affidavit of that fact by the person claiming the certificate to be lost, destroyed, stolen or mutilated; provided, however, if such shares have ceased to be certificated, no new certificate shall be issued unless requested in writing by such stockholder and the Board of Directors has determined that such certificates may be issued. Unless otherwise determined by an officer of the Corporation, the owner of such lost, destroyed, stolen or mutilated certificate or certificates, or his or her legal representative, shall be required, as a condition precedent to the issuance of a new certificate or certificates, to give the Corporation a bond in such sums as it may direct as indemnity against any claim that may be made against the Corporation.

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Section 4. FIXING OF RECORD DATE. The Board of Directors may set, in advance, a record date for the purpose of determining stockholders entitled to notice of or to vote at any meeting of stockholders or determining stockholders entitled to receive payment of any dividend or the allotment of any other rights, or in order to make a determination of stockholders for any other proper purpose. Such date, in any case, shall not be prior to the close of business on the day the record date is fixed and shall be not more than 90 days and, in the case of a meeting of stockholders, not less than ten days, before the date on which the meeting or particular action requiring such determination of stockholders of record is to be held or taken.

When a record date for the determination of stockholders entitled to notice of and to vote at any meeting of stockholders has been set as provided in this section, such record date shall continue to apply to the meeting if adjourned or postponed, except if the meeting is adjourned or postponed to a date more than 120 days after the record date originally fixed for the meeting, in which case a new record date for such meeting may be determined as set forth herein.

Section 5. STOCK LEDGER. The Corporation shall maintain at its principal office or at the office of its counsel, accountants or transfer agent, an original or duplicate stock ledger containing the name and address of each stockholder and the number of shares of each class held by such stockholder.

Section 6. FRACTIONAL STOCK; ISSUANCE OF UNITS. The Board of Directors may authorize the Corporation to issue fractional shares of stock or authorize the issuance of scrip, all on such terms and under such conditions as it may determine. Notwithstanding any other provision of the Charter or these Bylaws, the Board of Directors may issue units consisting of different securities of the Corporation. Any security issued in a unit shall have the same characteristics as any identical securities issued by the Corporation, except that the Board of Directors may provide that for a specified period securities of the Corporation issued in such unit may be transferred on the books of the Corporation only in such unit.

ARTICLE VIII

ACCOUNTING YEAR

The Board of Directors shall have the power, from time to time, to fix the fiscal year of the Corporation by a duly adopted resolution.

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ARTICLE IX

DISTRIBUTIONS

Section 1. AUTHORIZATION. Dividends and other distributions upon the stock of the Corporation may be authorized by the Board of Directors, subject to the provisions of law and the Charter. Dividends and other distributions may be paid in cash, property or stock of the Corporation, subject to the provisions of law and the Charter.

Section 2. CONTINGENCIES. Before payment of any dividends or other distributions, there may be set aside out of any assets of the Corporation available for dividends or other distributions such sum or sums as the Board of Directors may from time to time, in its absolute discretion, think proper as a reserve fund for contingencies, for equalizing dividends, for repairing or maintaining any property of the Corporation or for such other purpose as the Board of Directors shall determine, and the Board of Directors may modify or abolish any such reserve.

ARTICLE X

INVESTMENT POLICY

Subject to the provisions of the Charter, the Board of Directors may from time to time adopt, amend, revise or terminate any policy or policies with respect to investments by the Corporation as it shall deem appropriate in its sole discretion.

ARTICLE XI

SEAL

Section 1. SEAL. The Board of Directors may authorize the adoption of a seal by the Corporation. The seal shall contain the name of the Corporation and the year of its incorporation and the words “Incorporated Maryland.” The Board of Directors may authorize one or more duplicate seals and provide for the custody thereof.

Section 2. AFFIXING SEAL. Whenever the Corporation is permitted or required to affix its seal to a document, it shall be sufficient to meet the requirements of any law, rule or regulation relating to a seal to place the word “(SEAL)” adjacent to the signature of the person authorized to execute the document on behalf of the Corporation.

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ARTICLE XII

INDEMNIFICATION AND ADVANCE OF EXPENSES

To the maximum extent permitted by Maryland law in effect from time to time, the Corporation shall indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, shall pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (a) any individual who is a present or former director or officer of the Corporation and who is made or threatened to be made a party to, or witness in, the proceeding by reason of his or her service in that capacity or (b) any individual who, while a director or officer of the Corporation and at the request of the Corporation, serves or has served as a director, officer, trustee, member, manager or partner of another corporation, real estate investment trust, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to, or witness in, the proceeding by reason of his or her service in that capacity. The rights to indemnification and advance of expenses provided by the Charter and these Bylaws shall vest immediately upon election of a director or officer. The Corporation may, with the approval of its Board of Directors, provide such indemnification and advance for expenses to an individual who served a predecessor of the Corporation in any of the capacities described in (a) or (b) above and to any employee or agent of the Corporation or a predecessor of the Corporation. The indemnification and payment or reimbursement of expenses provided in these Bylaws shall not be deemed exclusive of or limit in any way other rights to which any person seeking indemnification or payment or reimbursement of expenses may be or may become entitled under any bylaw, resolution, insurance, agreement or otherwise.

Neither the amendment nor repeal of this Article, nor the adoption or amendment of any other provision of the Charter or these Bylaws inconsistent with this Article, shall apply to or affect in any respect the applicability of the preceding paragraph with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

ARTICLE XIII

WAIVER OF NOTICE

Whenever any notice of a meeting is required to be given pursuant to the Charter or these Bylaws or pursuant to applicable law, a waiver thereof in writing or by electronic transmission, given by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice. Neither the business to be transacted at nor the purpose of any meeting need be set forth in the waiver of notice of such meeting, unless specifically required by statute. The attendance of any person at any meeting shall constitute a waiver of notice of such meeting, except where such person attends a meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting has not been lawfully called or convened.

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ARTICLE XIV

EXCLUSIVE FORUM FOR CERTAIN LITIGATION

Unless the Corporation consents in writing to the selection of an alternative forum, the Circuit Court for Baltimore City, Maryland, or, if that Court does not have jurisdiction, the United States District Court for the District of Maryland, Baltimore Division, shall be the sole and exclusive forum for (a) any derivative action or proceeding brought on behalf of the Corporation, (b) any action asserting a claim of breach of any duty owed by any director or officer or other employee of the Corporation to the Corporation or to the stockholders of the Corporation, (c) any action asserting a claim against the Corporation or any director or officer or other employee of the Corporation arising pursuant to any provision of the MGCL, the Charter or these Bylaws, or (d) any action asserting a claim against the Corporation or any director or officer or other employee of the Corporation that is governed by the internal affairs doctrine.

ARTICLE XV

AMENDMENT OF BYLAWS

The Board of Directors shall have the exclusive power to adopt, alter or repeal any provision of these Bylaws and to make new Bylaws.

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Annex D

Articles of Amendment

[See attached]

D-1

REVEN HOUSING REIT, INC.

ARTICLES OF AMENDMENT

Reven Housing REIT, Inc., a Maryland corporation (the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST: The charter of the Corporation is hereby amended to provide that, immediately upon the Reverse Stock Split Effective Time (as defined below), every [50] shares of Common Stock, par value $0.001 par value per share (the “Common Stock”), of the Corporation that were issued and outstanding immediately prior to the Reverse Stock Split Effective Time shall be combined into one issued and outstanding share of Common Stock, par value $[0.05] per share, with any fractional share rounded up to the nearest whole share.

SECOND: The amendment to the charter of the Corporation as set forth in Article FIRST above has been duly advised by the Board of Directors of the Corporation and approved by the stockholders of the Corporation as required by law.

THIRD: The charter of the Corporation is hereby amended, effective immediately after the Reverse Stock Split Effective Time, to decrease the par value of the shares of Common Stock of the Corporation issued and outstanding immediately after the Reverse Stock Split Effective Time from $[0.05] per share to $0.001 per share.

FOURTH: The amendment to the charter of the Corporation as set forth in Article THIRD above has been duly approved by a majority of the entire Board of Directors of the Corporation as required by law. The amendment set forth in Article THIRD above is limited to a change expressly authorized by Section 2-605(a)(2) of the Maryland General Corporation Law to be made without action by the stockholders of the Corporation.

FIFTH: There has been no increase in the authorized stock of the Corporation effected by the amendments to the charter of the Corporation as set forth above.

SIXTH: These Articles of Amendment shall become effective at __:00 [a.m.][p.m.] on __________, 2014 (the “Reverse Stock Split Effective Time”).

SEVENTH: The undersigned acknowledges these Articles of Amendment to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to be executed in its name and on its behalf by its Chief Executive Officer and attested to by its Chief Financial Officer and Secretary on this ____ day of __________, 2014.

ATTEST:	REVEN HOUSING REIT, INC.

By:
Thad Meyer		Chad M. Carpenter
Chief Financial Officer		Chief Executive Officer
and Secretary

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Annex E

Dissenters’ Rights Pursuant to the Colorado Revised Statutes

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§ 7-113-101. Definitions

For purposes of this article:

(1) “Beneficial shareholder” means the beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.

(2) “Corporation” means the issuer of the shares held by a dissenter before the corporate action, or the surviving or acquiring domestic or foreign corporation, by merger or share exchange of that issuer.

(3) “Dissenter” means a shareholder who is entitled to dissent from corporate action under section 7-113-102 and who exercises that right at the time and in the manner required by part 2 of this article.

(4) “Fair value”, with respect to a dissenter’s shares, means the value of the shares immediately before the effective date of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action except to the extent that exclusion would be inequitable.

(5) “Interest” means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans or, if none, at the legal rate as specified in section 5-12-101, C.R.S.

(6) “Record shareholder” means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares that are registered in the name of a nominee to the extent such owner is recognized by the corporation as the shareholder as provided in section 7-107-204.

(7) “Shareholder” means either a record shareholder or a beneficial shareholder.

§ 7-113-102. Right to dissent

(1) A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder’s shares in the event of any of the following corporate actions:

(a) Consummation of a plan of merger to which the corporation is a party if:

(I) Approval by the shareholders of that corporation is required for the merger by section 7-111-103 or 7-111-104 or by the articles of incorporation; or

(II) The corporation is a subsidiary that is merged with its parent corporation under section 7-111-104;

(b) Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired;

(c) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of the corporation for which a shareholder vote is required under section 7-112-102(1);

<Text of par. (1)(d) effective until April 1, 2014>

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(d) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of an entity controlled by the corporation if the shareholders of the corporation were entitled to vote upon the consent of the corporation to the disposition pursuant to section 7-112-102(2); and

<Text of par. (1)(d) effective April 1, 2014>

(d) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of an entity controlled by the corporation if the shareholders of the corporation were entitled to vote upon the consent of the corporation to the disposition pursuant to section 7-112-102(2);

<Text of par. (1)(e) effective until April 1, 2014>

(e) Consummation of a conversion in which the corporation is the converting entity as provided in section 7-90-206(2).

<Text of par. (1)(e) effective April 1, 2014>

(e) Consummation of a conversion in which the corporation is the converting entity as provided in section 7-90-206(2);

<Text of par. (1)(f) effective April 1, 2014>

(f) An amendment, conversion, or merger described in section 7-101-504(3); and

<Text of par. (1)(g) effective April 1, 2014>

(g) Consummation of a plan by which a public benefit corporation terminates public benefit corporation status by merger or conversion into a corporation that has not elected public benefit corporation status as provided in section 7-101-504(4) or by amendment of its articles of incorporation.

(1.3) A shareholder is not entitled to dissent and obtain payment, under subsection (1) of this section, of the fair value of the shares of any class or series of shares that either were listed on a national securities exchange registered under the federal “Securities Exchange Act of 1934”, as amended,1 or were held of record by more than two thousand shareholders, at the time of:

(a) The record date fixed under section 7-107-107 to determine the shareholders entitled to receive notice of the shareholders’ meeting at which the corporate action is submitted to a vote;

(b) The record date fixed under section 7-107-104 to determine shareholders entitled to sign writings consenting to the corporate action; or

(c) The effective date of the corporate action if the corporate action is authorized other than by a vote of shareholders.

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(1.8) The limitation set forth in subsection (1.3) of this section shall not apply if the shareholder will receive for the shareholder’s shares, pursuant to the corporate action, anything except:

(a) Shares of the corporation surviving the consummation of the plan of merger or share exchange;

(b) Shares of any other corporation which, at the effective date of the plan of merger or share exchange, either will be listed on a national securities exchange registered under the federal “Securities Exchange Act of 1934”, as amended, or will be held of record by more than two thousand shareholders;

(c) Cash in lieu of fractional shares; or

(d) Any combination of the foregoing described shares or cash in lieu of fractional shares.

(2) Deleted by Laws 1996, H.B.96-1285, § 30, eff. June 1, 1996.

(2.5) A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder’s shares in the event of a reverse split that reduces the number of shares owned by the shareholder to a fraction of a share or to scrip if the fractional share or scrip so created is to be acquired for cash or the scrip is to be voided under section 7-106-104.

(3) A shareholder is entitled to dissent and obtain payment of the fair value of the shareholder’s shares in the event of any corporate action to the extent provided by the bylaws or a resolution of the board of directors.

(4) A shareholder entitled to dissent and obtain payment for the shareholder’s shares under this article may not challenge the corporate action creating such entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

§ 7-113-103. Dissent by nominees and beneficial owners

(1) A record shareholder may assert dissenters’ rights as to fewer than all the shares registered in the record shareholder’s name only if the record shareholder dissents with respect to all shares beneficially owned by any one person and causes the corporation to receive written notice which states such dissent and the name, address, and federal taxpayer identification number, if any, of each person on whose behalf the record shareholder asserts dissenters’ rights. The rights of a record shareholder under this subsection (1) are determined as if the shares as to which the record shareholder dissents and the other shares of the record shareholder were registered in the names of different shareholders.

(2) A beneficial shareholder may assert dissenters’ rights as to the shares held on the beneficial shareholder’s behalf only if:

(a) The beneficial shareholder causes the corporation to receive the record shareholder’s written consent to the dissent not later than the time the beneficial shareholder asserts dissenters’ rights; and

(b) The beneficial shareholder dissents with respect to all shares beneficially owned by the beneficial shareholder.

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(3) The corporation may require that, when a record shareholder dissents with respect to the shares held by any one or more beneficial shareholders, each such beneficial shareholder must certify to the corporation that the beneficial shareholder and the record shareholder or record shareholders of all shares owned beneficially by the beneficial shareholder have asserted, or will timely assert, dissenters’ rights as to all such shares as to which there is no limitation on the ability to exercise dissenters’ rights. Any such requirement shall be stated in the dissenters’ notice given pursuant to section 7-113-203.

§ 7-113-201. Notice of dissenters’ rights

(1) If a proposed corporate action creating dissenters’ rights under section 7-113-102 is submitted to a vote at a shareholders’ meeting, the notice of the meeting shall be given to all shareholders, whether or not entitled to vote. The notice shall state that shareholders are or may be entitled to assert dissenters’ rights under this article and shall be accompanied by a copy of this article and the materials, if any, that, under articles 101 to 117 of this title, are required to be given to shareholders entitled to vote on the proposed action at the meeting. Failure to give notice as provided by this subsection (1) shall not affect any action taken at the shareholders’ meeting for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the shareholder’s shares under this article by reason of the shareholder’s failure to comply with the provisions of section 7-113-202(1).

(2) If a proposed corporate action creating dissenters’ rights under section 7-113-102 is authorized without a meeting of shareholders pursuant to section 7-107-104, any written or oral solicitation of a shareholder to execute a writing consenting to such action contemplated in section 7-107-104 shall be accompanied or preceded by a written notice stating that shareholders are or may be entitled to assert dissenters’ rights under this article, by a copy of this article, and by the materials, if any, that, under articles 101 to 117 of this title, would have been required to be given to shareholders entitled to vote on the proposed action if the proposed action were submitted to a vote at a shareholders’ meeting. Failure to give notice as provided by this subsection (2) shall not affect any action taken pursuant to section 7-107-104 for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the shareholder’s shares under this article by reason of the shareholder’s failure to comply with the provisions of section 7-113-202(2).

§ 7-113-202. Notice of intent to demand payment

(1) If a proposed corporate action creating dissenters’ rights under section 7-113-102 is submitted to a vote at a shareholders’ meeting and if notice of dissenters’ rights has been given to such shareholder in connection with the action pursuant to section 7-113-201(1), a shareholder who wishes to assert dissenters’ rights shall:

(a) Cause the corporation to receive, before the vote is taken, written notice of the shareholder’s intention to demand payment for the shareholder’s shares if the proposed corporate action is effectuated; and

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(b) Not vote the shares in favor of the proposed corporate action.

(2) If a proposed corporate action creating dissenters’ rights under section 7-113-102 is authorized without a meeting of shareholders pursuant to section 7-107-104 and if notice of dissenters’ rights has been given to such shareholder in connection with the action pursuant to section 7-113-201(2), a shareholder who wishes to assert dissenters’ rights shall not execute a writing consenting to the proposed corporate action.

(3) A shareholder who does not satisfy the requirements of subsection (1) or (2) of this section is not entitled to demand payment for the shareholder’s shares under this article.

§ 7-113-203. Dissenters’ notice

(1) If a proposed corporate action creating dissenters’ rights under section 7-113-102 is authorized, the corporation shall give a written dissenters’ notice to all shareholders who are entitled to demand payment for their shares under this article.

(2) The dissenters’ notice required by subsection (1) of this section shall be given no later than ten days after the effective date of the corporate action creating dissenters’ rights under section 7-113-102 and shall:

(a) State that the corporate action was authorized and state the effective date or proposed effective date of the corporate action;

(b) State an address at which the corporation will receive payment demands and the address of a place where certificates for certificated shares must be deposited;

(c) Inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;

(d) Supply a form for demanding payment, which form shall request a dissenter to state an address to which payment is to be made;

(e) Set the date by which the corporation must receive the payment demand and certificates for certificated shares, which date shall not be less than thirty days after the date the notice required by subsection (1) of this section is given;

(f) State the requirement contemplated in section 7-113-103(3), if such requirement is imposed; and

(g) Be accompanied by a copy of this article.

§ 7-113-204. Procedure to demand payment

(1) A shareholder who is given a dissenters’ notice pursuant to section 7-113-203 and who wishes to assert dissenters’ rights shall, in accordance with the terms of the dissenters’ notice:

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(a) Cause the corporation to receive a payment demand, which may be the payment demand form contemplated in section 7-113-203(2)(d), duly completed, or may be stated in another writing; and

(b) Deposit the shareholder’s certificates for certificated shares.

(2) A shareholder who demands payment in accordance with subsection (1) of this section retains all rights of a shareholder, except the right to transfer the shares, until the effective date of the proposed corporate action giving rise to the shareholder’s exercise of dissenters’ rights and has only the right to receive payment for the shares after the effective date of such corporate action.

(3) Except as provided in section 7-113-207 or 7-113-209(1)(b), the demand for payment and deposit of certificates are irrevocable.

(4) A shareholder who does not demand payment and deposit the shareholder’s share certificates as required by the date or dates set in the dissenters’ notice is not entitled to payment for the shares under this article.

§ 7-113-205. Uncertificated shares

(1) Upon receipt of a demand for payment under section 7-113-204 from a shareholder holding uncertificated shares, and in lieu of the deposit of certificates representing the shares, the corporation may restrict the transfer thereof.

(2) In all other respects, the provisions of section 7-113-204 shall be applicable to shareholders who own uncertificated shares.

§ 7-113-206. Payment

(1) Except as provided in section 7-113-208, upon the effective date of the corporate action creating dissenters’ rights under section 7-113-102 or upon receipt of a payment demand pursuant to section 7-113-204, whichever is later, the corporation shall pay each dissenter who complied with section 7-113-204, at the address stated in the payment demand, or if no such address is stated in the payment demand, at the address shown on the corporation’s current record of shareholders for the record shareholder holding the dissenter’s shares, the amount the corporation estimates to be the fair value of the dissenter’s shares, plus accrued interest.

(2) The payment made pursuant to subsection (1) of this section shall be accompanied by:

(a) The corporation’s balance sheet as of the end of its most recent fiscal year or, if that is not available, the corporation’s balance sheet as of the end of a fiscal year ending not more than sixteen months before the date of payment, an income statement for that year, and, if the corporation customarily provides such statements to shareholders, a statement of changes in shareholders’ equity for that year and a statement of cash flow for that year, which balance sheet and statements shall have been audited if the corporation customarily provides audited financial statements to shareholders, as well as the latest available financial statements, if any, for the interim or full-year period, which financial statements need not be audited;

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(b) A statement of the corporation’s estimate of the fair value of the shares;

(c) An explanation of how the interest was calculated;

(d) A statement of the dissenter’s right to demand payment under section 7-113-209; and

(e) A copy of this article.

§ 7-113-207. Failure to take action

(1) If the effective date of the corporate action creating dissenters’ rights under section 7-113-102 does not occur within sixty days after the date set by the corporation by which the corporation must receive the payment demand as provided in section 7-113-203, the corporation shall return the deposited certificates and release the transfer restrictions imposed on uncertificated shares.

(2) If the effective date of the corporate action creating dissenters’ rights under section 7-113-102 occurs more than sixty days after the date set by the corporation by which the corporation must receive the payment demand as provided in section 7-113-203, then the corporation shall send a new dissenters’ notice, as provided in section 7-113-203, and the provisions of sections 7-113-204 to 7-113-209 shall again be applicable.

§ 7-113-208. Special provisions relating to shares acquired after announcement of proposed corporate action

(1) The corporation may, in or with the dissenters’ notice given pursuant to section 7-113-203, state the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action creating dissenters’ rights under section 7-113-102 and state that the dissenter shall certify in writing, in or with the dissenter’s payment demand under section 7-113-204, whether or not the dissenter (or the person on whose behalf dissenters’ rights are asserted) acquired beneficial ownership of the shares before that date. With respect to any dissenter who does not so certify in writing, in or with the payment demand, that the dissenter or the person on whose behalf the dissenter asserts dissenters’ rights acquired beneficial ownership of the shares before such date, the corporation may, in lieu of making the payment provided in section 7-113-206, offer to make such payment if the dissenter agrees to accept it in full satisfaction of the demand.

(2) An offer to make payment under subsection (1) of this section shall include or be accompanied by the information required by section 7-113-206(2).

§ 7-113-209. Procedure if dissenter is dissatisfied with payment or offer

(1) A dissenter may give notice to the corporation in writing of the dissenter’s estimate of the fair value of the dissenter’s shares and of the amount of interest due and may demand payment of such estimate, less any payment made under section 7-113-206, or reject the corporation’s offer under section 7-113-208 and demand payment of the fair value of the shares and interest due, if:

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(a) The dissenter believes that the amount paid under section 7-113-206 or offered under section 7-113-208 is less than the fair value of the shares or that the interest due was incorrectly calculated;

(b) The corporation fails to make payment under section 7-113-206 within sixty days after the date set by the corporation by which the corporation must receive the payment demand; or

(c) The corporation does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares as required by section 7-113-207(1).

(2) A dissenter waives the right to demand payment under this section unless the dissenter causes the corporation to receive the notice required by subsection (1) of this section within thirty days after the corporation made or offered payment for the dissenter’s shares.

§ 7-113-301. Court action

(1) If a demand for payment under section 7-113-209 remains unresolved, the corporation may, within sixty days after receiving the payment demand, commence a proceeding and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the sixty-day period, it shall pay to each dissenter whose demand remains unresolved the amount demanded.

(2) The corporation shall commence the proceeding described in subsection (1) of this section in the district court for the county in this state in which the street address of the corporation’s principal office is located, or, if the corporation has no principal office in this state, in the district court for the county in which the street address of its registered agent is located, or, if the corporation has no registered agent, in the district court for the city and county of Denver. If the corporation is a foreign corporation without a registered agent, it shall commence the proceeding in the county in which the domestic corporation merged into, or whose shares were acquired by, the foreign corporation would have commenced the action if that corporation were subject to the first sentence of this subsection (2).

(3) The corporation shall make all dissenters, whether or not residents of this state, whose demands remain unresolved parties to the proceeding commenced under subsection (2) of this section as in an action against their shares, and all parties shall be served with a copy of the petition. Service on each dissenter shall be by registered or certified mail, to the address stated in such dissenter’s payment demand, or if no such address is stated in the payment demand, at the address shown on the corporation’s current record of shareholders for the record shareholder holding the dissenter’s shares, or as provided by law.

(4) The jurisdiction of the court in which the proceeding is commenced under subsection (2) of this section is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in any amendment to such order. The parties to the proceeding are entitled to the same discovery rights as parties in other civil proceedings.

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(5) Each dissenter made a party to the proceeding commenced under subsection (2) of this section is entitled to judgment for the amount, if any, by which the court finds the fair value of the dissenter’s shares, plus interest, exceeds the amount paid by the corporation, or for the fair value, plus interest, of the dissenter’s shares for which the corporation elected to withhold payment under section 7-113-208.

§ 7-113-302. Court costs and counsel fees

(1) The court in an appraisal proceeding commenced under section 7-113-301 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation; except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under section 7-113-209.

(2) The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

(a) Against the corporation and in favor of any dissenters if the court finds the corporation did not substantially comply with part 2 of this article; or

(b) Against either the corporation or one or more dissenters, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this article.

(3) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to said counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.

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